SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
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☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

EXPRESSJET HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

☒ No fee required.
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☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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March 17, 2003

To Our Stockholders:

      On behalf of our Board of Directors, we are pleased to invite you to attend the ExpressJet Holdings, Inc. 2003 Annual Meeting of Stockholders. As indicated in the attached notice, this meeting will be held at the Doubletree Hotel, 400 Dallas, Houston, Texas on Wednesday, May 7, 2003, at 10:00 a.m., local time. At the meeting, in addition to acting on the matters described in the attached proxy statement, there will be an opportunity to discuss other matters of interest to you as a stockholder.

      Please vote by internet or telephone proxy as described in the enclosed proxy statement, even if you plan to attend the meeting in person. Alternatively, you can date, sign and mail the enclosed proxy card in the envelope provided. We look forward to seeing you in Houston.

Cordially,

JAMES B. REAM
President and Chief Executive Officer

EXPRESSJET HOLDINGS, INC.

1600 Smith Street, Dept. HQSCE
Houston, Texas 77002

NOTICE OF 2003 ANNUAL MEETING OF STOCKHOLDERS
to be held May 7, 2003

       The 2003 annual meeting of stockholders of ExpressJet Holdings, Inc. will be held at the Doubletree Hotel, 400 Dallas, Houston, Texas on Wednesday, May 7, 2003, at 10:00 a.m., local time, for the following purposes:

1. To elect one Class II director to serve a term expiring at the annual meeting of stockholders to be held in 2006;

2. To consider and act upon a proposal to approve the company’s 2002 Stock Incentive Plan;

3. To consider and act upon a proposal to approve the company’s 2003 Employee Stock Purchase Plan;

4. To consider and act upon a proposal to ratify the appointment of Ernst & Young LLP as independent auditors of the company and its subsidiaries for 2003; and

5. To consider and act upon any other matters that may properly come before the annual meeting or any adjournment or adjournments thereof.

      The holders of record of the company’s common stock at the close of business on March 10, 2003 are entitled to notice of and to vote at the meeting. The holder of the company’s special voting preferred stock is not entitled to vote such preferred stock at the meeting. A list of the stockholders entitled to vote at the meeting will be available for examination, during ordinary business hours, for ten days before the meeting at our principal place of business, 1600 Smith Street, Dept. HQSCE, Houston, Texas.

JOHN F. WOMBWELL
Secretary

Houston, Texas

March 17, 2003

      Please authorize your proxy or direct your vote by internet or telephone as described in the enclosed proxy statement, even if you plan to attend the meeting in person. Alternatively, you may date, sign and mail the enclosed proxy and return it promptly by mail in the envelope provided. If you mail the proxy card, no postage is required if mailed in the United States. If you do attend the meeting in person and want to withdraw your proxy, you may do so as described in the enclosed proxy statement and vote in person on all matters properly brought before the meeting.

Table of Contents

Letter to Our Stockholders
Notice of Annual Meeting
The Meeting	1
Purpose, Place, Date and Time	1
Record Date; Stockholders Entitled to Vote; Quorum; Vote Required	1
Voting of Proxies	2
Revocation of Proxies	2
Expenses of Solicitation	2
Other Matters to Be Acted on at the Annual Meeting	2
Voting Rights and Principal Stockholders	3
Beneficial Ownership of Common Stock by Certain Persons	4
Beneficial Ownership of Common Stock by Directors and Executive Officers	4
General Information	6
Board of Directors Meetings	6
Standing Committees of the Board	6
Compensation of Directors	6
Compensation of Executive Officers	7
Securities Authorized for Issuance under Equity Compensation Plans	10
Performance Graph	11
Executive Compensation Report of the Human Resources Committee	11
Compensation Committee Interlocks and Insider Participation	13
Certain Relationships and Related Transactions	13
Report of the Audit Committee	14
Proposal 1: Election of Director	16
Proposal 2: Approval of 2002 Stock Incentive Plan	19
Proposal 3: Approval of 2003 Employee Stock Purchase Plan	23
Proposal 4: Ratification of Appointment of Independent Auditors	26
Other Matters	27
Section 16(a) Beneficial Ownership Reporting Compliance	27
2004 Annual Meeting	27
Appendix A — Charter of the Audit Committee
Appendix B — 2002 Stock Incentive Plan
Appendix C — 2003 Employee Stock Purchase Plan

EXPRESSJET HOLDINGS, INC.

1600 Smith Street, Dept. HQSCE
Houston, Texas 77002

PROXY STATEMENT

2003 Annual Meeting of Stockholders

to be held May 7, 2003

THE MEETING

Purpose, Place, Date and Time

      We are providing this proxy statement to you in connection with the solicitation on behalf of our board of directors of proxies to be voted at the company’s 2003 annual stockholders meeting or any postponement or adjournment of that meeting. The meeting will be held at the Doubletree Hotel, 400 Dallas, Houston, Texas on Wednesday, May 7, 2003, at 10:00 a.m., local time, for the purposes set forth in the accompanying Notice of 2003 Annual Meeting of Stockholders. This proxy statement and the accompanying proxy, which are accompanied or preceded by a copy of our 2002 Annual Report, are being first mailed or otherwise delivered to stockholders on or about March 17, 2003.

Record Date; Stockholders Entitled to Vote; Quorum; Vote Required

      Holders of record of our common stock at the close of business on March 10, 2003, the record date, are entitled to notice of and to vote at the meeting and at any postponement or adjournment of the meeting. At the close of business on the record date, ExpressJet had outstanding 64,000,000 shares of common stock and one share of special voting preferred stock.

      Subject to certain limitations on voting by non-U.S. Citizens, each share of our common stock is entitled to one vote per share on the matters proposed. The one share of our special voting preferred stock can be owned only by Continental Airlines (or its successor) and its controlled affiliates and is entitled to the voting rights described in “Voting Rights and Principal Stockholders” below. The holder of the special voting preferred stock is not entitled to vote such preferred stock at the meeting. However, Continental Airlines also owns 53.1% of our outstanding shares of common stock and will be able to control the vote on all matters presented at the meeting.

      A quorum of stockholders is necessary for a valid meeting. The required quorum for the transaction of business at the 2003 annual meeting is a majority of the total outstanding shares of common stock entitled to vote at the meeting, either present in person or represented by proxy. Abstentions will be included in determining the number of shares present at the meeting for the purpose of determining the presence of a quorum, as would broker non-votes. A broker non-vote occurs under stock exchange rules when a broker is not permitted to vote on a matter without instructions from the beneficial owner of the shares and no instruction is given. The nature of proposals 1 and 4 regarding the election of the Class II director and the ratification of the independent auditors appointment allows brokers discretionary voting in the absence of timely instructions from beneficial owners, so there should not be any broker non-votes in connection with those two proposals. However, any broker non-votes with respect to proposals 2 and 3 regarding the approval of the 2002 Stock Incentive Plan and the 2003 Employee Stock Purchase Plan will be included in determining the number of shares present at the meeting for the purpose of determining the presence of a quorum as to those two matters.

      Directors are elected by a plurality of the votes cast for directors, while the approval of the 2002 Stock Incentive Plan and the 2003 Employee Stock Purchase Plan, and the ratification of the appointment of independent auditors require approval by a majority of the votes cast on the proposal. Any abstentions or broker non-votes with respect to proposals 2 and 3, while included in determining the presence of a quorum, will not be included in the number of votes cast on a matter and thus will not be taken into account in determining the approval of those proposals.

Voting of Proxies

      Although you may return the proxy card or voting form that accompanies this proxy statement in the enclosed postage-paid envelope, we ask that you vote instead by internet or telephone, which saves us money. Please note that the telephonic voting procedures described below are not available for shares held by non-U.S. citizens.

      Shares Held By You of Record. Stockholders with shares registered in their names with Mellon Investor Services LLC, ExpressJet’s transfer agent and registrar, may authorize a proxy by internet at the following internet address: http://www.eproxy.com/xjt or telephonically by calling Mellon Investor Services at 1-800-435-6710. Proxies submitted through Mellon Investor Services by internet or telephone must be received by 11:00 p.m. eastern time on May 6, 2003. The giving of such proxy will not affect your right to vote in person if you decide to attend the meeting.

      Shares Held in a Bank or Brokerage Account. A number of banks and brokerage firms participate in a program, separate from that offered by Mellon Investor Services, that also permits stockholders to direct their vote by internet or telephone. If your shares are held in an account at such a bank or brokerage, you may direct the voting of those shares by internet or telephone by following the instructions on their enclosed voting form. Votes directed by internet or telephone through such a program must be received by 11:59 p.m. eastern time on May 6, 2003. Directing the voting of your shares will not affect your right to vote in person if you decide to attend the meeting; however, you must first request a legal proxy either on the internet or the voting form that accompanies this proxy statement. Requesting a legal proxy prior to the deadlines described above will automatically cancel any voting directions you have previously given by internet or by telephone with respect to your shares.

      The internet and telephone proxy procedures are designed to authenticate stockholders’ identities, to allow stockholders to give their proxy instructions and to confirm that those instructions have been properly recorded. Stockholders authorizing proxies or directing the voting of shares by internet should understand that there may be costs associated with electronic access, such as usage charges from internet access providers and telephone companies, that must be borne by the stockholder.

Revocation of Proxies

      You can revoke your proxy before it is exercised at the meeting in any of three ways:

•	by submitting written notice to our Secretary before the meeting that you have revoked your proxy;

•	by timely submitting another proxy by telephone, via the internet or by mail that is later dated and, if by mail, that is properly signed; or

•	by voting in person at the meeting, provided you have a valid proxy to do so if you are not the record holder of the shares.

Expenses of Solicitation

      In addition to the solicitation of proxies by mail, proxies may also be solicited by internet, telephone, telegram, fax or in person by regular employees and directors of ExpressJet, none of whom will receive additional compensation for that solicitation. Arrangements will be made with brokerage houses and with other custodians, nominees and fiduciaries to forward proxy soliciting materials to beneficial owners, and we will reimburse them for their reasonable out-of-pocket expenses incurred in doing so.

Other Matters to Be Acted on at the Annual Meeting

      We will not act on any matters at the meeting other than those indicated on the accompanying Notice and procedural matters related to the meeting.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSALS CONTAINED IN THIS PROXY STATEMENT.

VOTING RIGHTS AND PRINCIPAL STOCKHOLDERS

      We have two classes of voting securities outstanding — common stock, which is entitled to one vote per share (subject to certain limitations on voting by non-U.S. citizens), and special voting preferred stock, which is entitled to the voting rights described below.

      One share of a series of our preferred stock called special voting preferred stock is currently authorized, designated and outstanding and is owned by Continental Airlines. The special voting preferred stock can be owned only by Continental Airlines (or its successor) and its controlled affiliates. The holder of the special voting preferred stock is entitled to elect to our board of directors:

•	five directors, for so long as Continental Airlines (or its successor) and its controlled affiliates own shares representing 50% or more of the outstanding shares of our common stock;

•	four directors, for so long as Continental Airlines (or its successor) and its controlled affiliates own shares representing 40% or more (but less than 50%) of the outstanding shares of our common stock;

•	three directors, for so long as Continental Airlines (or its successor) and its controlled affiliates own shares representing 30% or more (but less than 40%) of the outstanding shares of our common stock;

•	two directors, for so long as Continental Airlines (or its successor) and its controlled affiliates own shares representing 20% or more (but less than 30%) of the outstanding shares of our common stock; and

•	one director, for so long as Continental Airlines (or its successor) and its controlled affiliates own shares representing 10% or more (but less than 20%) of the outstanding shares of our common stock.

      The holder of the special voting preferred stock may act by written consent with respect to the election of directors. The number of directors that the holder of the special voting preferred stock is entitled to elect may not be increased once it has been reduced. Each director elected by the holder of the special voting preferred stock will serve until the earlier of his or her death, resignation, removal or the termination of his or her term of office. Vacancies among the directors elected by the holder of the special voting preferred stock may be filled only by the vote of a majority of the special voting preferred stock directors remaining in office or, if there are none, by the holder of the special voting preferred stock. Directors elected by the holder of the special voting preferred stock may be removed without cause only by the holder of the special voting preferred stock and for cause only upon the vote of the holders of 80% of the outstanding shares of our common stock.

      The following actions may not be taken without the approval of the holder of the special voting preferred stock, voting as a separate class:

•	the reclassification, change, conversion, alteration or amendment (other than through a stock split, stock dividend, subdivision or combination of shares) of our common stock;

•	any amendment, alteration or repeal (whether by merger, consolidation or otherwise) of any provisions of our restated certificate of incorporation which adversely affects the holder of the special voting preferred stock;

•	the amendment, alteration or repeal (whether by merger, consolidation or otherwise) of the provisions of our restated certificate of incorporation relating to the voting rights of our common stock and the size of our board of directors; and

•	any amendment, alteration or repeal of the rights, preferences and powers of the special voting preferred stock.

      Our certificate of incorporation provides that no shares of capital stock may be voted by or at the direction of persons who are not United States citizens unless such shares are registered on a separate stock record. Our bylaws further provide that no shares will be registered on such separate stock record if the amount so registered would exceed United States foreign ownership restrictions. United States law currently limits to 25% the voting power in us (or any other U.S. airline) of persons who are not citizens of the United States.

Beneficial Ownership of Common Stock by Certain Persons

      The following table sets forth, as of December 31, 2002, information with respect to persons owning beneficially (to our knowledge) more than five percent of any class of our voting securities.

Name and Address of Beneficial Holder	Title of Class	Number of Shares	Percent of Class

Continental Airlines, Inc.	Common Stock	34,000,000	53%
1600 Smith Street, Dept. HQSLG
Houston, Texas 77002
	Special Voting Preferred Stock	1	100%

Capital Group International, Inc.(1)	Common Stock	3,576,110	5.6%
Capital Guardian Trust Company
11100 Santa Monica Blvd.
Los Angeles, California 90025

(1)	Pursuant to a Schedule 13G dated February 10, 2003, Capital Group International, Inc. (“CGII”) stated that it is the parent holding company of a group of investment management companies that holds investment power and, in some cases, voting power over shares of ExpressJet’s common stock. CGII stated that it does not have investment power or voting power over any of the securities reported therein. However, CGII states it may be deemed to beneficially own 3,576,110 shares. Capital Guardian Trust Company stated that it is deemed to be the beneficial owner of 3,576,110 shares of common stock. The Schedule 13G stated that both entities have sole voting power with respect to 2,590,390 shares and shared voting power with respect to no shares of common stock.

Beneficial Ownership of Common Stock by Directors and Executive Officers

      The following table shows, as of March 1, 2003, the number of shares of common stock beneficially owned by each of our current directors and nominees, our executive officers named below in the Summary Compensation Table, and all executive officers and directors as a group.

	Amount and Nature of
Name of Beneficial Holder	Beneficial Ownership		Percent of Class

Gordon M. Bethune	5,000		*
Janet M. Clarke	5,000	(1)	*
Frederick S. Cromer	22,500	(2)	*
Kim A. Fadel	5,000	(1)	*
Lawrence W. Kellner	5,000		*
Jerry E. Losness	28,500	(2)	*
C.D. McLean	—		*
James B. Ream	102,500	(3)	*
Thomas E. Schick	5,000	(1)	*
L. E. Simmons	7,500	(1)	*
Jeffery A. Smisek	5,000		*
John F. Wombwell	16,000	(4)	*
All executive officers and directors as a group (12 persons)	207,000	(5)	*

*	Indicates ownership of less than one percent of the outstanding shares of common stock of the company.

(1)	Includes 5,000 shares that may be purchased upon the exercise of options that are exercisable within 60 days.

(2)	Includes 22,500 shares that may be purchased upon the exercise of options that are exercisable within 60 days.

(3)	Includes 62,500 shares that may be purchased upon the exercise of options that are exercisable within 60 days.

(4)	Includes 15,000 shares that may be purchased upon the exercise of options that are exercisable within 60 days.

(5)	Includes 142,500 shares that may be purchased upon the exercise of options that are exercisable within 60 days.

GENERAL INFORMATION

Board of Directors Meetings

      Regular meetings of our board of directors are generally held four times per year, and special meetings are scheduled when required. The board held four meetings in 2002.

Standing Committees of the Board

      We have an Audit Committee and a Human Resources Committee, which is our compensation committee. We do not have a nominating committee.

      The Audit Committee has the authority and power to make recommendations to the board of directors with respect to the appointment of our independent auditors and with respect to authorizing any special audit or audit-related activities which, in the committee’s discretion, are deemed necessary to perform its functions. The committee reviews with management and the company’s independent auditors the effectiveness of the accounting and financial controls of the company and its subsidiaries, and reviews and discusses the company’s audited financial statements with management and the independent auditors. See “Report of the Audit Committee” below. The committee consists of three non-employee directors, Messrs. Simmons (Chairman) and Schick, and Ms. Clarke. From the time the committee was established in April 2002 following our initial public offering, the committee met twice in 2002. As required by the New York Stock Exchange and Securities and Exchange Commission rules regarding Audit Committees, the company’s board of directors has reviewed the qualifications of its Audit Committee and has determined that all members of the current Audit Committee are “independent” as that term is defined in the applicable New York Stock Exchange rules.

      The board of directors has adopted a written charter for the Audit Committee, a copy of which is included as an appendix to this proxy statement. The responsibilities of the Audit Committee include (i) reviewing interim financial information; (ii) reviewing the scope and results of the annual audit of the company’s consolidated financial statements with the independent auditors, internal auditors and management; reviewing the independence of the independent auditors and the internal auditors; (iii) reviewing actions by management on the independent and internal auditors’ recommendations; and (iv) meeting with management, the internal auditors and the independent auditors to review the effectiveness of the company’s system of internal controls and internal audit procedures. To promote the independence of the audit, the Audit Committee consults separately and jointly with the independent auditors, the internal auditors and management.

      The Human Resources Committee has the authority and power to act on behalf of the board of directors with respect to all matters relating to the employment of senior officers by ExpressJet and its subsidiaries, including approval of compensation, benefits, incentives and employment contracts. See “Executive Compensation Report of the Human Resources Committee” below. The committee also administers our stock option plan and other incentive programs. The committee consists of three non-employee directors, Ms. Clarke (Chairman) and Messrs. Fadel and Schick, and met once in 2002.

      During 2002, each director attended at least 75% of the aggregate of the total number of meetings of the board and the total number of meetings of each committee of which he or she was a member, which were held during the period that person was a director or committee member.

Compensation of Directors

      Members of our board of directors who are not our full-time employees receive $20,000 per year (or $30,000 for members of the audit committee, $40,000 for the chairperson of the audit committee and $60,000 for the chairman of the board of directors), $2,000 (or $3,000 for the chairperson of the board of directors or a committee other than the audit committee, $5,000 for audit committee members and $7,500 for the audit committee chairperson) for each board and committee meeting physically attended, $1,000 for each board meeting attended by telephone, and $500 for each committee meeting attended by telephone. Stock options relating to 5,000 shares of our common stock will be granted to independent directors following each annual meeting of stockholders and will bear exercise prices equal to the fair market value of the stock on that date. A grant of options to purchase 5,000 shares of our common stock were also made in 2002 to our independent directors upon their election to the board. In addition, each independent director receives flight benefits on our flights during his or her term as a director, permitting positive space travel on our flights by the director, the director’s family and a limited number of other individuals (which is taxable to the director, subject to the reimbursement of some of the taxes by us), as well as passes permitting a certain amount of positive space travel on Continental Airlines. During 2002, the value we imputed to the use of such flight benefits, including the tax reimbursement, varied by director, but did not exceed $4,000 for any of the outside directors.

      Our and Continental Airlines’ full-time employees who serve as directors receive reimbursement of expenses incurred in attending meetings. No member of our board of directors was paid any compensation in 2002 for his services as a director of the company other than the standard compensation arrangement for directors and reimbursements of expenses.

Compensation of Executive Officers

      The following tables set forth the aggregate amount of remuneration we paid during 2002 and 2001 to the chief executive officer and our three other most highly compensated executive officers and the number of shares of common stock subject to options granted to them during 2002 and 2001.

Summary Compensation Table

		Annual Compensation			Long-Term Compensation

					Awards		Payouts

					Securities
					Underlying
					Options to
					Purchase
					Continental
					Airlines	Securities
				Other Annual	Common	Underlying	LTIP	All Other
Name and Principal Position	Year	Salary	Bonus(1)	Compensation(2)	Stock(3)	Options	Payouts	Compensation(4)

James B. Ream	2002	$408,004	$264,000	$6,915	—	250,000	$—	$9,375
President and Chief Executive Officer	2001	$402,758	$375,000	$6,705	20,000	—	$420,000	$—
Frederick S. Cromer	2002	$213,973	$103,758	$16,440	—	90,000	$—	$9,778
Vice President and Chief Financial Officer	2001	$208,279	$61,500	$16,244	5,000	—	$122,146	$1,700
Jerry E. Losness	2002	$208,758	$101,228	$11,159	—	90,000	$—	$13,593
Vice President and Chief Operating Officer	2001	$201,100	$59,375	$8,573	5,000	—	$119,167	$5,700
John F. Wombwell	2002	$136,667	$101,475	$5,495	—	60,000	$—	$89,186
Vice President, General Counsel and Secretary(5)

(1)	The 2001 bonuses in the table above were determined under Continental Airlines’ management bonus programs, which provide incentive compensation in the form of cash bonuses based on the financial performance of Continental Airlines and the performance of the participant. In addition to the bonuses set forth above, in 2001 Messrs. Ream, Cromer and Losness received supplemental bonuses in the amount of $580,000, $160,000 and $155,000, respectively, in connection with the cessation of their participation in Continental Airlines’ benefit programs. In addition, Mr. Ream received a $284,185 cash payment in settlement of certain supplemental retirement benefits provided in his then-current employment agreement with Continental Airlines and Mr. Losness received cash payments from Continental Airlines’ deferred compensation plan of $185,069 at the time of our IPO.

Effective as of January 1, 2002, we adopted a management bonus program for our officers and other key employees. Eligible participants are entitled to receive an annual cash bonus of a specified percentage of their annual base salary if our actual operating income is at least 90% of the target operating income approved by the committee administering the plan. Bonuses are payable on a sliding scale of 90% to 110% of targeted bonus depending on our financial performance, with targeted bonuses ranging from 20% to 60% of annual base salary based upon the participant’s level of responsibility.

(2)	Represents a tax adjustment relating to travel benefits provided to executives.

(3)	All of these stock options were surrendered to Continental Airlines in October 2001 for cancellation without remuneration.

(4)	Represents matching contributions to 401(k) savings plan deferrals and, for Mr. Wombwell, also includes a sign-on payment.

(5)	Mr. Wombwell joined the company in April 2002.

Option Grants During 2002

	Individual Grants

		Percentage
		of Total
	Number of	Options
	Securities	Granted to
	Underlying	Employees	Exercise		Grant Date
	Options	in Fiscal	Price	Expiration	Present
Name	Granted(1)	Year	($/Share)	Date	Value(2)

James B. Ream	250,000	27.5%	$16	04/17/07	$881,238
Frederick S. Cromer	90,000	9.9%	$16	04/17/07	317,246
Jerry E. Losness	90,000	9.9%	$16	04/17/07	317,246
John F. Wombwell	60,000	6.6%	$16	04/17/07	211,497

(1)	Stock options vest one-fourth on each anniversary of the grant date until fully vested.

(2)	Present value is determined by using the Black-Scholes option pricing model. The material assumptions and adjustments incorporated into the Black-Scholes model in making such calculations include a risk-free interest rate of 4.6%, dividend yield of 0%, expected remaining life of the stock option grant of 4.4 years and expected volatility representing the annualized standard deviation of daily returns of comparable companies of 67%. The ultimate values of the options will depend on the future market prices of the common stock. The actual value, if any, that an optionee will recognize upon exercise of an option will depend on the difference between the market value of the common stock on the date the option is exercised and the applicable exercise price.

Aggregated Option Exercises in 2002 and Year-End Option Values

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-the-Money Options at
			Options at Fiscal Year-End		Fiscal Year-End(1)
	Shares
	Acquired on	Value
Name	Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

James B. Ream	—	—	0	250,000	0	0
Frederick S. Cromer	—	—	0	90,000	0	0
Jerry E. Losness	—	—	0	90,000	0	0
John F. Wombwell	—	—	0	60,000	0	0

(1)	As of December 31, 2002, there were no outstanding unexercised in-the-money options.

Employment Agreements

      We entered into an employment agreement with Mr. Ream in connection with our initial public offering in 2002 providing for an annual base salary, which may be adjusted from time to time by agreement of the parties, and participation in any cash bonus program maintained by us at the maximum level made available to any other executive. Mr. Ream’s employment agreement provides that if any payment or benefit he receives, whether pursuant to the employment agreement or otherwise, becomes subject to an excise or other special additional tax (including any interest, taxes or penalties imposed with respect to such taxes), we will make an additional gross-up payment to Mr. Ream in order to put him in the same after-tax position that he would have been had no such taxes been imposed.

      If Mr. Ream terminates his employment with us for any reason, he is entitled to flight and health and other welfare benefits for the remainder of his lifetime. Mr. Ream is also entitled to immediate vesting of and the ability to exercise for 30 days following such termination all stock options and any shares of restricted stock, a termination payment, outplacement services for a period of 12 months and any amounts owed but unpaid under the terms of any of our plans or programs if Mr. Ream’s employment is terminated:

•	by us delivering written notice that the term of the agreement will not be automatically extended;

•	by us without cause;

•	by Mr. Ream due to the assignment of duties materially inconsistent with the duties associated with his position or a material diminution in the nature or scope of his authority, responsibilities or title;

•	by Mr. Ream due to the occurrence of material conduct by us, which prevents him from performing his duties and responsibilities;

•	by Mr. Ream as a result of our requiring him to be permanently based anywhere outside a major urban center in Texas;

•	by Mr. Ream as a result of action by us that materially adversely affects the corporate amenities enjoyed by him on the effective date of the agreement; or

•	by Mr. Ream as a result of a material breach of the agreement by us, which remains uncorrected for 30 days following notice of the breach.

      Any termination payment owed to Mr. Ream is equal to the product of his annualized compensation (which is defined to equal 225% of his base salary in effect immediately prior to his termination of employment) and a fraction, the numerator of which is the number of months in the severance period and the denominator of which is twelve. The severance period is two years, except in the case of a termination of employment that occurs within two years after a change in control of our company, in which case the severance period is three years.

      The employment agreement with Mr. Ream has a term of three years and automatically renews for additional three-year periods, unless notice of non-renewal is given by either party.

      In connection with entering into the employment agreement with us, Mr. Ream has agreed that he will not, in any geographic area or market where we conduct business or have conducted business during the previous 12 months:

•	engage in the regional airline business in the United States, other than serving as a director, officer or employee of a major, mainline airline so long as his duties are principally related to the business of such airline other than the provision of regional airline services;

•	render any advice or services to any person engaged in any regional airline business in the United States; or

•	induce any of our employees to terminate his or her employment with us or hire or assist in the hiring of any such employee.

      Mr. Ream’s noncompetition obligations described above will extend until the second anniversary of his termination of employment (or the third anniversary of such termination if he is entitled to a termination payment based on a severance period of three years).

      We also entered into employment agreements with our other executive officers. These agreements provide for an annual base salary, which may be adjusted from time to time by agreement of the parties, and participation in all benefits, plans and programs. If the officer’s employment is terminated involuntarily, the officer is entitled to flight benefits for the remainder of his lifetime and his monthly salary for 18 months. In addition, upon retirement, the officer is entitled to flight benefits for the remainder of the officer’s lifetime. The employment relationship with each of these respective officers is at-will and either the officer or we may terminate the relationship at any time.

Securities Authorized for Issuance under Equity Compensation Plans

	Number of securities	Weighted averaged
	to be issued upon	exercise price of
	exercise of	outstanding	Number of securities
	outstanding options,	options, warrants	remaining available
Plan category	warrants and rights	and rights	for future issuance

Equity compensation plans approved by security holders(1)	989,000	$15.96	2,211,000
Equity compensation plans not approved by security holders	0	—	0

Total	989,000	$15.96	2,211,000

(1)	Includes shares underlying options issued pursuant to our Incentive Plan, which was previously approved by Continental Airlines as our sole stockholder prior to our initial public offering, but which is being submitted for approval by the stockholders in this proxy statement for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code. Does not include one million shares which may become issuable under our proposed 2003 Employee Stock Purchase Plan.

Performance Graph

      The following graph compares the cumulative total return on our common stock with the cumulative total returns (assuming reinvestment of dividends) on the American Stock Exchange Airline Industry Index, the Russell 2000 Index and the New York Stock Exchange Composite Index as if $100 were invested in our common stock and each of those indices on April 18, 2002.

	4/18/02	6/30/02	9/30/02	12/31/02

ExpressJet Holdings, Inc.	$100.00	$82.00	$58.00	$64.00
American Stock Exchange Airline Industry Index	$100.00	$70.00	$32.00	$39.00
Russell 2000 Index	$100.00	$89.00	$70.00	$74.00
New York Stock Exchange Composite Index	$100.00	$90.00	$75.00	$80.00

Executive Compensation Report of the Human Resources Committee

General Compensation Strategy

      In 2002, the Human Resources Committee of the board of directors continued the compensation strategy that had been established by the Human Resources Committee of Continental prior to our initial public offering, which is to:

•	develop appropriate linkage between compensation levels and the creation of stockholder value;

•	provide a total compensation program capable of attracting, motivating and retaining employees of outstanding talent;

•	achieve competitiveness of total compensation; and

•	focus on variable pay to provide incentive to improve performance.

      In considering appropriate executive compensation levels, the committee applies these factors to available marketplace compensation data for certain non-airline companies with historical revenue and other characteristics deemed by the committee and its compensation consultants to be comparable to ours and also for

U.S. airlines of comparable size, including some of the airlines in the airline industry index shown in the performance graph. The elements of compensation included in the competitive analysis generally are base salaries, annual incentives and long-term incentives. Because ExpressJet competes for executive talent principally with companies other than airlines, the committee utilizes compensation data from non-airline companies in its analysis of competitive compensation packages.

      Executives’ incentives are linked to ExpressJet’s performance through:

•	a management bonus program, which pays annual cash bonuses based on our achieving an annual target operating income; and

•	stock options.

      In conducting the programs applicable to executives, the committee considers the effects of section 162(m) of the Code, which denies publicly held companies a tax deduction for annual compensation in excess of one million dollars paid to their chief executive officer or any of their four other most highly compensated executive officers who are employed on the last day of a given year, unless their compensation is based on performance criteria that are established by a committee of outside directors and approved, as to their material terms, by that company’s stockholders. Stock options granted under ExpressJet’s current stock incentive plan were designed to qualify as performance-based compensation under section 162(m). The plan is being submitted to the stockholders of the company for approval at this annual meeting to insure compliance with section 162(m). The committee may approve compensation or changes to plans, programs or awards that may cause the compensation or awards not to comply with section 162(m) if it determines that such action is appropriate.

      Base Salaries. The committee believes it is crucial for the company to provide executive salaries within a competitive market range in order to attract and retain highly talented executives. The specific competitive markets considered depend on the nature and level of the positions in question, the labor markets from which qualified individuals are recruited, and the companies and industries competing for the services of our executives. Base salary levels are also dependent on the performance of each individual executive over time. Thus, executives who sustain higher levels of performance over time will have correspondingly higher salaries. Salary adjustments are based on competitive market salaries and general levels of market increases in salaries, individual performance, overall financial results and changes in job duties and responsibilities. All base salary increases are based on a philosophy of relative salary equity, market demand and pay-for-performance.

      Incentive Compensation. The committee believes that appropriate base salaries must be coupled with incentive compensation that not only attracts and retains qualified employees, but also rewards them for increased performance. Compensation linked to the performance of our common stock is one of the best incentives to align management’s interests with those of stockholders and to enhance performance. In addition, through the 2002 Stock Incentive Plan, the committee sought to define performance criteria relative to the performance of our common stock, and develop programs designed to retain management in the face of significant employment opportunities and recruiting efforts from other companies. The company has implemented a stock option plan for ExpressJet’s executive officers and other senior managers, and is in the process of implementing an employee stock purchase plan open to all of ExpressJet’s employees, each of which is designed to encourage employees, including the company’s executive officers and key employees, to identify their interests with those of stockholders and enhance ExpressJet’s performance. The committee believes that these incentives play a significant part in ExpressJet’s performance and success.

     2002 Executive Compensation

      Base Salaries. In 2002, the base salaries of our senior executives listed in the Summary Compensation Table excluding our President and Chief Executive Officer were increased to make them more competitive and to reward their performance.

      Incentive Compensation. We have a management bonus program for our officers and other key employees. Eligible participants are entitled to receive an annual cash bonus of a specified percentage of their annual base salary if our actual operating income is at least 90% of the target operating income approved by the committee administering the plan. Bonuses are payable on a sliding scale of 90% to 110% of targeted bonus depending on our financial performance, with targeted bonuses ranging from 20% to 60% of annual base salary based upon the participant’s level of responsibility. The company exceeded its targets for 2002 and each participant, including our CEO, received 110% of their target bonus.

      Stock and Other Incentives. Consistent with our compensation strategy, stock options were awarded to certain officers, including our CEO, and key employees during 2002. These options bore five-year terms and were scheduled to vest ratably over four years.

Respectfully submitted,

Human Resources Committee

Janet M. Clarke, Chairman
Kim A. Fadel
Thomas E. Schick

Compensation Committee Interlocks and Insider Participation

      Our executive compensation programs are administered by the Human Resources Committee of the board of directors. The committee is currently composed of three independent directors (Janet M. Clarke, Kim A. Fadel and Thomas E. Schick), and no member of the committee is or has been an officer or employee of ExpressJet or any of its subsidiaries.

Certain Relationships and Related Transactions

      Continental Airlines presently holds 53% of our common stock, and is able to control or influence the vote on all matters submitted to stockholders, including the election of directors and the approval of extraordinary corporate transactions, such as mergers. Continental Airlines also owns the sole share of our special voting preferred stock, which provides it with the right to elect a designated number of our directors based on the percentage of shares of our common stock that it owns. Continental currently has the right to nominate five directors and will continue to have that right so long as it owns at least 50% of the common stock. Four of the directors designated by Continental Airlines, Messrs. Bethune, Kellner, McLean and Smisek, are also executive officers of Continental Airlines.

      As of December 31, 2002, we had $325.5 million of indebtedness outstanding under a note payable to Continental Airlines, an amount equal to approximately 75 percent of our total consolidated assets. During 2002, we made payments of principal and interest on the note in the aggregate amount of $240.8 million. An interest payment of approximately $3.0 million is due on March 31, 2003, and principal and interest payments in the amount of $27.9 million are due quarterly beginning on June 30, 2003. The entire unpaid balance on the note is due on March 31, 2007.

      We derived substantially all of our revenue in 2002, and currently expect to derive substantially all of our revenue in 2003, as payments for services we provide under our capacity purchase agreement with Continental Airlines, which is described below. Our total revenue for the year ended December 31, 2002 was $1.1 billion, an amount equal to approximately 13 percent of Continental’s consolidated gross revenues for 2002.

      Under the capacity purchase agreement, Continental Airlines purchases all of our capacity and pays us specified rates per scheduled block hour for our aircraft together with certain incentive payments and reimbursements. Continental Airlines controls scheduling, ticket prices and seat inventories with respect to our operations, performs all sales and ticketing functions for us, and receives cash directly for the sale of our tickets. In connection with the capacity purchase agreement, we have also entered into various aircraft leases and subleases, a master facility and ground handling agreement, an administrative support and information services agreement and a fuel purchasing agreement with Continental Airlines.

      We currently lease or sublease all of our aircraft under long-term operating leases from Continental Airlines. We also lease or sublease, under various operating leases, ground equipment and substantially all of our ground facilities, including facilities at public airports, from Continental Airlines. Our total operating lease expense related to leases with Continental Airlines was approximately $199.6 million in 2002.

      Continental Airlines provides various services to us and charges us the rates specified in the capacity purchase agreement. In 2002, such charges included $52.3 million related to customer services such as ground handling, and $14.3 million for other services including technology, legal, accounting, tax, treasury, human resources and risk management services. Continental Airlines also purchases or provides payment for certain items totaling $34.5 million, such as fuel, certain payroll expenditures and related benefits and charges us the amounts specified in the capacity purchase agreement.

      We have entered into various agreements for purposes of governing our ongoing relationship with Continental Airlines. These agreements include provisions relating to our employee benefit obligations, including flight travel benefits for employees of ExpressJet and Continental Airlines, initial public offering, the registration of the shares of our common stock held by Continental Airlines and the allocation of federal, state and local tax liabilities between us and Continental Airlines. All of these agreements, as well as the capacity purchase agreement and related operating agreements and leases described above, were made in the context of a parent-subsidiary relationship in which we were not separately advised by legal or financial advisors, and their terms may be more or less favorable to us than if they had been negotiated with unaffiliated third parties.

Report of the Audit Committee

      The Audit Committee is comprised of three non-employee members of the board of directors, each of whom is independent, as defined by the standards of the New York Stock Exchange. Each year, directors being considered for inclusion on the committee provide a written statement to the full board detailing any relationships they have with the company, directly or indirectly, that might affect their independence from the company. Based in part on these representations, the board elects the committee members if it determines that (1) all of them are “independent,” (2) all of them are financially literate and (3) at least one of them has accounting or related financial management expertise, as such concepts are defined in the applicable rules of the New York Stock Exchange.

      The board of directors has elected the undersigned as members of the committee and adopted a written charter setting forth the procedures and responsibilities of the Audit Committee. A copy of the written charter is included in this proxy statement as Appendix A. The committee reviews the charter annually and reports to the board on its adequacy in light of applicable New York Stock Exchange and SEC rules. The board has approved the charter, consistent with those rules, and the company furnishes annually a written affirmation to the New York Stock Exchange relating to clauses 1-3 of the foregoing paragraph and the adequacy of the Audit Committee charter. Among other enumerated responsibilities, the charter requires the committee to:

(a) obtain annually from the independent auditors a written communication delineating all relationships between such auditors and the company as required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees” (“ISB 1”);

(b) discuss with the independent auditors the nature and scope of any disclosed relationships and professional services and take, or recommend the board take, appropriate action to ensure the continuing independence of the auditors;

(c) review the annual financial statements of the company, and the related management’s discussion and analysis of financial condition and results of operations, prior to the filing thereof with the Securities and Exchange Commission;

(d) based on the review and discussion of the audited financial statements with management and the independent auditors, recommend to the board whether to include the audited financial statements in the company’s annual report on Form 10-K; and

(e) discuss any other matters required to be communicated to the Committee by the independent auditors, including those matters required by Statement on Auditing Standards No. 61, “Communication with Audit Committees” (“SAS 61”).

      In addition to the specified responsibilities, the committee meets with various employees during the year and has access to any of the company’s employees or advisers with whom it desires to communicate. The committee reviews regularly with management and the independent auditors a range of subjects, including developing accounting practices and policies, the provision of non-audit services by the independent auditors to the company, and any key personnel hired by the company who have worked in the past for the independent auditors.

      Notwithstanding the foregoing, the charter clarifies that it is not the duty of the committee to plan or conduct audits, to determine that the company’s financial statements are complete, accurate or in accordance with generally accepted accounting principles, or to conduct investigations, resolve disagreements, if any, between management and the independent auditors or to assure compliance with laws, regulations or the company’s internal policies. Management is responsible for the company’s financial reporting process including its system of internal controls, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States. The independent auditors are responsible for expressing an opinion on those financial statements. Audit Committee members are not employees of the company or accountants or auditors by profession. Therefore, we have relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States and on the representations of the independent auditors included in their report on the company’s financial statements. Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions with management and the independent auditors do not assure that the company’s financial statements are presented in accordance with generally accepted accounting principles or that the audit of the company’s financial statements has been carried out in accordance with generally accepted auditing standards.

      The committee discussed with the company’s internal and independent auditors the overall scope and plans for their respective audits, as well as the results of their examinations, their evaluations of the company’s internal controls, and the overall quality of the company’s financial reporting. The committee also reviewed and discussed with the independent auditors (1) their judgments as to the quality, and not just the acceptability, of the company’s accounting policies, (2) the independent auditors’ independence, including the written communication required by ISB 1, and (3) the other matters required to be discussed with the committee under auditing standards generally accepted in the United States, including SAS 61.

      The Committee reviewed the company’s audited financial statements as of and for the year ended December 31, 2002, and discussed them with management and the independent auditors. Based on this review and discussions, including discussions with the independent auditors and the company’s internal auditors as described above, the committee recommended to the Board that the company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2002, for filing with the Securities and Exchange Commission. The committee also determined that the non-audit services provided by the independent auditors to the company and discussed below under Proposal 4 are compatible with maintaining the independence of the independent auditors.

Respectfully submitted,

Audit Committee

L. E. Simmons, Chairman
Janet M. Clarke
Thomas E. Schick

Proposal 1:

ELECTION OF DIRECTOR

      It is the intention of the persons named in the enclosed form of proxy, unless otherwise instructed, to vote duly executed proxies for the election of the nominee for director listed below. Pursuant to our bylaws, directors will be elected by a plurality of the votes duly cast at the stockholders meeting. If elected, the nominee will hold office until the annual meeting of stockholders to be held in 2006 and until her successor has been duly elected and has qualified. We do not expect the nominee to be unavailable to serve for any reason, but if that should occur before the meeting, we anticipate that proxies will be voted for another nominee to be selected by the board of directors.

General

      Our board of directors currently consists of nine persons, two Class I directors with terms expiring at the 2005 annual meeting of stockholders, one Class III director with a term expiring at the 2004 annual meeting of stockholders, one Class II director with a term expiring at the 2003 annual meeting, and five directors elected by the holder of the special voting preferred stock to serve until the earlier of his or her death, resignation, removal or the termination of his or her term of office. There is no family relationship between the nominee for director and any other director or executive officer.

      At the Annual Meeting, stockholders will vote for the nominee for Class II director listed below. The nominee is currently our only Class II director. The term of the Class II director elected at the meeting will continue until the annual meeting of stockholders in 2006 or until her successor has been duly elected and qualified. The following table shows (i) the nominee’s name and age, (ii) the period for which she has served as a director, (iii) all positions and offices with ExpressJet currently held by the nominee and her principal occupation and business experience during the last five years, (iv) other directorships held by the nominee and (v) the standing committees of the board of directors of which the nominee is a member.

Nominee to Serve a Three-Year Term Expiring at the 2006 Annual Meeting (Class II Director)

Name, Age, Position and Committee
Memberships	Term of Office and Business Experience

JANET M. CLARKE, Age 50, Director (Audit Committee; Human Resources Committee, Chairperson)	Ms. Clarke has been a director since May 31, 2002. Ms. Clarke has been with DealerTrack, Inc. since September 2002, currently as Chief Operating Officer and previously as Chief Marketing Officer. She was the President and Founder of Clarke Littlefield LLC, from 2001 to 2002, Executive Vice President of Young & Rubicam Inc, and Chairman and CEO of its KnowledgeBase Marketing subsidiary from 2000 to 2001. Prior to that, she served as Managing Director, Global Database Marketing at Citibank. Ms. Clarke is also a director of Cox Communications Inc. and eFunds Corporation.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEE NAMED ABOVE, WHICH IS DESIGNATED AS PROPOSAL NO. 1 ON THE ENCLOSED PROXY.

Continuing Directors

      The following describes current directors of the company whose terms will continue after the annual meeting.

Director Serving a Term Expiring at the 2004 Annual Meeting (Class III Director)

Name, Age, Position and Committee
Memberships	Term of Office and Business Experience

L. E. SIMMONS, Age 56, Director (Audit Committee, Chairperson)	Mr. Simmons has been a director since May 31, 2002. He is the President and Founder of SCF Partners. He is the Chairman of Oil States International and a director of Varco International, Inc., Simmons Media Group and Zions Bancorporation.

Directors Serving a Term Expiring at the 2005 Annual Meeting (Class I Directors)

Name, Age, Position and Committee
Memberships	Term of Office and Business Experience

JAMES B. REAM, Age 47, President, Chief Executive Officer and Director	Mr. Ream has been Chief Executive Officer of our company since July 2001 and has been President and a director since October 1999. Mr. Ream joined Continental Airlines in 1994 as Vice President — Finance, responsible for accounting, financial planning and analysis. Since that time, Mr. Ream relocated to Continental Airlines’ hub in Guam where he was Executive Vice President and Chief Operating Officer in 1996 and President and Chief Operating Officer from October 1996 to April 1998 of Continental Micronesia, Inc. Prior to joining our company, he was Senior Vice President — Asia for Continental Airlines from April 1998 to October 1999, based in Houston.
THOMAS E. SCHICK, Age 61, Director and non-executive Chairman of the Board (Audit Committee, Human Resources Committee)	Mr. Schick has been the non-executive Chairman of the Board of our company since September 5, 2002 and a director since May 31, 2002. Previously, Mr. Schick held various positions with Boeing Commercial Airplanes Group commencing from March 1992 through June 2001, including Executive Vice President and Deputy to the President and Executive Vice President of Commercial Aviation Services. Mr. Schick was also President and Chief Operating Officer of Midway Airlines, Senior Vice President — Technical Operations for USAir Inc., and President and Chief Operating Officer for Piedmont Aviation, Inc. He is also a director of Copa Airlines (Companañía Panameña de Aviación, S.A.).

Directors Elected by the Holder of Special Voting Preferred Stock

Name, Age, Position and Committee
Memberships	Term of Office and Business Experience

GORDON M. BETHUNE, Age 61, Director	Mr. Bethune was the Chairman of the Board of our company from October 1994 to September 2002 and was also Chief Executive Officer until July 2001. Mr. Bethune has been the Chairman of the Board and Chief Executive Officer of Continental Airlines since September 1996. Mr. Bethune was President and Chief Executive Officer of Continental Airlines from November 1994 to September 1996, and President and Chief Operating Officer of Continental Airlines from February 1994 to November 1994. Previously, Mr. Bethune held various positions with The Boeing Company commencing in 1988, including Vice President and General Manager of the Commercial Airplane Group Renton Division, Vice President and General Manager of the Customer Services Division and Vice President of Airline Logistics Support. Mr. Bethune is also a director of Continental Airlines, Honeywell International, Inc. and ANC Rental Corporation.
KIM A. FADEL, Age 50, Director (Human Resources Committee)	Mr. Fadel has been a director since May 31, 2002. He is currently Chief Counsel — Small Business Services for BellSouth Corporation, having held that position since 2000. Prior to then, he was Vice President, General Counsel and Secretary of BellSouth Communications Systems, Inc., a subsidiary of BellSouth Corporation, from 1994 to 2000, and held various other positions with BellSouth entities since 1986. Mr. Fadel was previously an attorney with Wishart, Norris, Henninger and Pitman, P.A. and a Naval Flight Officer in the United States Navy.
LAWRENCE W. KELLNER, Age 44, Director	Mr. Kellner has been a director of our company since July 1995. Mr. Kellner was named President of Continental Airlines in May 2001. Mr. Kellner was Executive Vice President and Chief Financial Officer of Continental Airlines from November 1996 to May 2001. Mr. Kellner is also a director of Continental Airlines, Marriott International, Inc. and Belden & Blake Corporation.
C. D. MCLEAN, Age 61, Director	Mr. McLean has been a director of our company since May 1995. Mr. McLean was named Executive Vice President and Chief Operating Officer of Continental Airlines in May 2001. Mr. McLean was Executive Vice President-Operations of Continental Airlines from November 1996 to May 2001.
JEFFERY A. SMISEK, Age 48, Director	Mr. Smisek has been a director of our company since April 1995. Mr. Smisek was named Executive Vice President — Corporate and Secretary of Continental Airlines in May 2001. Mr. Smisek was Executive Vice President, General Counsel and Secretary of Continental Airlines from November 1996 to May 2001. Mr. Smisek is also a director of Varco International, Inc.

Proposal 2:

APPROVAL OF 2002 STOCK INCENTIVE PLAN

      Our board of directors adopted the ExpressJet Holdings, Inc. 2002 Stock Incentive Plan (the “Incentive Plan”) on March 27, 2002. Prior to the effectiveness of our initial public offering, Continental Airlines, as our sole stockholder, approved the Incentive Plan. The plan provides that we may grant options and restricted stock awards to our directors and to the employees of the company and its subsidiaries.

      The purpose of the Incentive Plan is to enable us to attract and retain capable persons to serve as directors and employees and to provide a means whereby those individuals upon whom the responsibilities of the successful administration and management of our company rest, and whose present and potential contributions to the welfare of our company are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of our company. In addition, the Incentive Plan provides such individuals with additional incentive and reward opportunities designed to attract and retain those individuals and enhance the profitable growth of our company. Accordingly, our directors and employees and the employees of our subsidiaries are eligible to receive awards under the Incentive Plan.

Summary of Incentive Plan

      The Incentive Plan is attached to this proxy statement as Appendix B. The following general description of certain features of the Incentive Plan is qualified in its entirety by reference to the full text of the Incentive Plan.

      The Incentive Plan provides that awards may be in the form of options to purchase shares of our common stock or grants of restricted shares of our common stock. The vesting of such awards may be made subject to the attainment of one or more performance goals, the continued employment or service as a director by the recipient of the award, or any combination of the foregoing. It is possible that outstanding awards granted under the Incentive Plan can remain outstanding or otherwise not be affected as a result of the termination of employment of a recipient of an award under the plan. The administrator of the Incentive Plan will determine the terms and conditions of awards in accordance with the plan, designate the recipients and administer the plan.

      We have reserved 3,200,000 shares of our common stock for purposes of the plan, and approximately one million shares of our common stock are issuable upon exercise of outstanding employee stock options. We have filed a registration statement on Form S-8 under the Securities Act registering shares of our common stock reserved for issuance under our Incentive Plan. This registration permits the resale of these shares by nonaffiliates in the public market without restriction under the Securities Act. Shares of our common stock registered under the Form S-8 registration statement held by affiliates will be subject to Rule 144 volume limitations.

      We grant options for 5,000 shares of our common stock to each of our independent directors upon their initial election to our board of directors and following each annual stockholders’ meeting. We do not anticipate that non-employee directors will receive any other awards under the Incentive Plan.

      The terms applicable to these various types of awards, including those terms that may be established by the administrator when making or administering particular awards, are set forth in detail in the Incentive Plan. The administrator may make awards under the Incentive Plan until March 27, 2012. The Incentive Plan will remain in effect until all options granted under the Incentive Plan have been satisfied or expired and all shares of restricted stock granted under the Incentive Plan have vested or been forfeited.

      Eligibility. Awards may be granted only to persons who, at the time of grant, are directors or employees of the company or one of its subsidiaries. Awards may be granted on more than one occasion to the same person and, subject to the limitations set forth in the Incentive Plan, awards may consist of any combination of stock options and restricted stock awards. As of March 17, 2003, four non-employee directors and approximately 55 employees (substantially all of our management-level employees) had received awards under the Incentive Plan.

      Stock Options. The administrator of the Incentive Plan may grant options that entitle the recipient to purchase shares of common stock at a price equal to or greater than market value on the date of grant. The market value of a share of our common stock was $8.25 on February 25, 2003, which was the closing price of our common stock on the New York Stock Exchange on that date. The option price is payable in full in the manner specified by the administrator. Options granted under the plan will not constitute “incentive stock options” within the meaning of Section 422 of the Code.

      Each option agreement must specify the effect of termination of employment or board membership, as applicable, on the exercisability of the option. An option agreement may provide for the payment of the option price, in whole or in part, by delivery of a number of shares of our common stock (plus cash if necessary) having a market value per share equal to the option price. Moreover, an option agreement may provide for a “cashless exercise” of the option by establishing procedures satisfactory to the administrator. The terms and conditions of the respective option agreements need not be identical.

      Restricted Stock. A restricted stock award under the Incentive Plan constitutes an immediate transfer to the recipient of record and beneficial ownership of the shares of restricted stock in consideration of the performance of services by the recipient (or other consideration determined by the administrator). The recipient is entitled immediately to voting and other rights in the shares, subject to restrictions referred to in the Incentive Plan or contained in the related restricted stock agreement. The award may be made without additional consideration or in consideration of a payment by the recipient that is less than the market value of the shares on the date of grant. Each grant may, in the discretion of the administrator, limit the recipient’s dividend rights during the period in which the shares are subject to a substantial risk of forfeiture and restrictions on transfer.

      Restricted stock awards will be subject, for a period or periods determined by the Incentive Plan administrator, to one or more restrictions that, if not satisfied, could result in the forfeiture of the shares to the company. For example, the terms of a restricted stock award could provide that the restricted stock would be forfeited to the company if the recipient’s employment with the company is terminated during a specified period. In order to enforce these forfeiture provisions, the transferability of restricted stock during the applicable forfeiture period will be prohibited or restricted in a manner and to the extent determined by the administrator at the date of grant. It is anticipated that restricted stock awards will vest over at least a three-year period, or over at least a one-year period if vesting is performance-based (or as otherwise provided in the plan or award agreement, such as upon a change in control).

      Shares Subject to the Incentive Plan. We have reserved 3,200,000 shares of our common stock for purposes of the Incentive Plan (subject to adjustment to reflect stock dividends, stock splits, recapitalizations, and similar transactions or events). Shares subject to awards that are forfeited or terminated, expire unexercised, are settled in cash in lieu of common stock or otherwise such that the shares covered thereby are not issued, will again become available for awards. The maximum number of shares of common stock that may be subject to options granted to any one individual during any calendar year may not exceed 500,000 shares, and no more than 500,000 shares of our common stock may be granted as restricted stock awards (in each case subject to adjustment to reflect stock dividends, stock splits, recapitalizations, and similar transactions or events). The limitation on the number of shares that may be subject to options granted to one person in a calendar year shall be applied in a manner which will permit compensation generated in connection with options awarded under the Incentive Plan by the Human Resources Committee to constitute “performance based” compensation for purposes of Section 162(m) of the Code, including, without limitation, counting against such maximum number of shares, to the extent required under Section 162(m) of the Code and applicable interpretive authority thereunder, any shares subject to options that are canceled or repriced.

      Change in Control. Upon the occurrence of a change in control of the company (as defined in the Incentive Plan), all options then outstanding will immediately vest and become exercisable in full, and all restrictions applicable to restricted stock awards shall be deemed to have been satisfied and such restricted stock awards will immediately vest in full. In addition, provision is made for payment under the Incentive Plan by the company (except as otherwise provided in the document evidencing an award) of any excise taxes due under Section 4999 of the Code with respect to amounts that are vested or payable due to a change in control (plus any taxes due on the payment of such excise taxes).

      Transferability. No options or restricted stock awards are transferable by the recipient except (i) by will or the laws of descent and distribution, (ii) pursuant to a qualified domestic relations order or (iii) with the consent of the administrator.

      Adjustments. The maximum number of shares that may be issued under the Incentive Plan, as well as the number or type of shares subject to outstanding options and restricted stock awards and the applicable option prices per share shall be adjusted appropriately in the event of stock dividends, spin-offs of assets or other extraordinary dividends, stock splits, combinations of shares, recapitalizations, mergers, consolidations, reorganizations, liquidations, issuances of rights or warrants, and similar transactions or events.

      Administration and Amendments. The Incentive Plan provides that a committee comprised solely of two or more non-employee outside directors serves as the administrator of awards under the Incentive Plan with respect to persons subject to Section 16 of the Exchange Act. Until otherwise determined by the board, the Human Resources Committee serves as such committee under the Incentive Plan. The chief executive officer of the company serves as administrator with respect to any person not subject to Section 16 of the Exchange Act.

      The board in its discretion may terminate the Incentive Plan at any time with respect to any shares of common stock for which awards have not yet been granted. The board has the right to alter or amend the Incentive Plan or any part thereof from time to time and the administrator may amend any award at any time, except as otherwise provided in the award agreement; provided that no change in the plan or any award theretofore granted may be made which would impair the rights of the recipient thereof without the consent of such recipient.

Plan Benefits

      The following table sets forth as of March 1, 2003 options that have been awarded to the specified individuals and groups under the Incentive Plan. As of March 1, 2003, no shares of restricted stock have been awarded under the Incentive Plan.

2002 Stock Incentive Plan

	Options

Name and Position	Shares of Common Stock

James B. Ream, Chief Executive Officer	250,000	(1)
Frederick S. Cromer, Vice President and Chief Financial Officer	90,000	(1)
Jerry E. Losness, Vice President and Chief Operating Officer	90,000	(1)
John F. Wombwell, Vice President, General Counsel and Secretary	60,000	(1)
All current executive officers as a group	490,000	(1)
All current directors who are not executive officers as a group	20,000	(2)
Janet M. Clarke, nominee for director	5,000	(2)
Each other person who received 5 percent of options contained in the incentive plan	0
All employees, including any non-executive officers, as a group	1,029,000
Total	1,049,000

(1)	These options have a maximum term of five years and vest in annual 25% increments over a four-year period commencing on the date of the offering. The exercise price is $16.00 per share.

(2)	These options have a maximum term of 10 years and are fully vested on the date of issuance. The exercise price is $14.60 per share.

United States Federal Income Tax Consequences

      The following is a brief summary of certain of the U.S. federal income tax consequences of certain transactions under the Incentive Plan based on federal income tax laws in effect on January 1, 2003. This summary applies to the Incentive Plan as normally operated and is not intended to provide or supplement tax advice to eligible employees or directors. The summary contains general statements based on current U.S. federal income tax statutes, regulations and currently available interpretations thereof. This summary is not intended to be exhaustive and does not describe state, local or foreign tax consequences or the effect, if any, of gift, estate and inheritance taxes.

     Tax Consequences to Recipients

      Non-qualified Stock Options. In general: (i) no income will be recognized by an optionee at the time a non-qualified stock option is granted; (ii) at the time of exercise of a non-qualified stock option, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares if they are nonrestricted on the date of exercise; and (iii) at the time of sale of shares acquired pursuant to the exercise of a non-qualified stock option, any appreciation (or depreciation) in the value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

      The total number of shares of common stock subject to options granted to any one recipient during any calendar year is limited under the Incentive Plan for the purpose of qualifying any compensation realized upon exercise of such options that are granted by the Human Resources Committee as “performance-based compensation” as defined in Section 162(m) of the Code in order to preserve tax deductions by the company with respect to any such compensation in excess of one million dollars paid to “Covered Employees” (i.e., our chief executive officer and our four highest compensated officers or those individuals deemed to be executive officers of the company other than the chief executive officer and who are officers of the company on the last day of the year in question). Options granted by the chief executive officer will not qualify as “performance-based compensation” and will be subject to the limitation on deductibility under Section 162(m) of the Code; however, it is not anticipated that the chief executive officer would have the authority to make grants to Covered Employees.

      Restricted Stock. A recipient of a restricted stock award generally will be subject to tax at ordinary income tax rates on the fair market value of the restricted stock reduced by any amount paid by the recipient at such time as the shares are no longer subject either to a risk of forfeiture or restrictions on transfer for purpose of Section 83 of the Code. However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of the shares (determined without regard to the risk of forfeiture or restrictions on transfer) over any purchase price paid for the shares. If a Section 83(b) election is made and the shares are subsequently forfeited, the recipient will not be allowed to take a deduction for the value of the forfeited shares. If a Section 83(b) election has not been made, any dividends received with respect to restricted stock that is subject at that time to a risk of forfeiture or restrictions on transfer generally will be treated as compensation that is taxable as ordinary income to the recipient; otherwise the dividends will be treated as dividends. Awards of Restricted Stock to Covered Employees will not qualify as “performance-based compensation” and the company will be subject to the limitation on deductibility under Section 162(m) of the Code.

      Special Rules Applicable to Officers and Directors. In limited circumstances where the sale of stock that is received as the result of a grant of an award could subject an officer or director to suit under Section 16(b) of the Exchange Act, the tax consequences to the officer or director may differ from the tax consequences described above. In these circumstances, unless a special election has been made, the principal difference usually will be to postpone valuation and taxation of the stock received so long as the sale of the stock received could subject the officer or director to suit under Section 16(b) of the Exchange Act, but not longer than six months.

     Tax Consequences to the Company or Subsidiary

      Section 162(m) of the Code limits the ability of the company to deduct compensation paid during a fiscal year to a Covered Employee in excess of one million dollars, unless such compensation is based on performance criteria established by the Committee or meets another exception specified in Section 162(m) of the Code. Certain awards described above will not qualify as “performance-based compensation” or meet any other exception under Section 162(m) of the Code and, therefore, the company’s deductions with respect to such awards will be subject to the limitations imposed by such Section. To the extent a recipient recognizes ordinary income in the circumstances described above, the company or subsidiary for which the recipient performs services will be entitled to a corresponding deduction provided that, among other things, (i) the income meets the test of reasonableness, is an ordinary and necessary business expense and is not an “excess parachute payment” within the meaning of Section 280G of the Code and (ii) either the compensation is “performance-based” within the meaning of Section 162(m) of the Code or the one million dollar limitation of Section 162(m) of the Code is not exceeded.

      No deduction will be available to the company or any subsidiary for any amount paid under the Incentive Plan with respect to (i) any excise taxes due under Section 4999 of the Code with respect to amounts that are vested and/or payable due to a change in control and (ii) any taxes due on the payment of such excise taxes described in clause (i).

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE 2002 STOCK INCENTIVE PLAN AS DESCRIBED ABOVE AND AS SET FORTH IN APPENDIX B, WHICH IS DESIGNATED AS PROPOSAL NO. 2 ON THE ENCLOSED PROXY.

Proposal 3:

APPROVAL OF 2003 EMPLOYEE STOCK PURCHASE PLAN

General

      Subject to the approval of stockholders, the board of directors, on the recommendation of the Human Resources Committee, has adopted the ExpressJet Holdings, Inc. 2003 Employee Stock Purchase Plan (“Purchase Plan”). The purpose of the Purchase Plan is to provide an incentive to employees of the company to acquire or increase an ownership interest in the company through the purchase of shares of common stock.

Summary of Plan

      The following summary, which provides a general description of certain features of the Purchase Plan, is qualified in its entirety by reference to the full text of the plan, which is attached as Appendix C.

      Participation. An eligible employee may participate in the plan only by means of payroll deduction. An eligible employee may elect to participate in the Purchase Plan for any calendar semiannual period commencing each January 1 and July 1, by designating a percentage of the employee’s eligible compensation to be deducted for each pay period and paid into the plan for the employee’s account. The designated percentage may not be less than 1% nor more than 10%. No employee will be granted an option under the plan that permits such employee’s rights to purchase common stock to accrue at a rate that exceeds $25,000 of fair market value of such stock (determined at the time such option is granted) for the calendar year in which the option is outstanding. Unless an employee’s payroll deductions are withdrawn (as described below), the aggregate payroll deductions credited to the employee’s account are used to purchase shares of common stock at the end of the calendar semiannual period; provided that the maximum number of shares that an employee may purchase in any such period is 5,000 (subject to certain adjustments contained in the plan). The per share purchase price of the stock is 85% of the lesser of the fair market value of the stock on the date of grant (the first day of the relevant calendar semiannual period) or on the date of exercise (the last day of the calendar semiannual period). For all purposes under the plan, the fair market value of a share of stock on a particular date is equal to the closing price of the common stock on the New York Stock Exchange on that date as reported by The Wall Street Journal in the New York Stock Exchange Composite Transactions (or, if no

shares of stock have been traded on that date, on the next regular business date with respect to the Date of Grant, or on the preceding regular business day with respect to the Date of Exercise, on which shares of common stock are so traded).

      Payroll deductions are included in the general funds of the company, free of any trust or other arrangement and may be used for any corporate purpose. No interest is paid or credited to any participant.

      Shares Available under the Plan; Adjustments. Subject to adjustment as provided in the Purchase Plan, the number of shares of common stock that currently may be purchased by participating employees under the plan may not in the aggregate exceed one million shares, which may be originally issued or reacquired shares, including shares bought on the market or otherwise for purposes of the plan, subject to adjustment as provided in the plan. Shares subject to the plan are adjusted in the event of a change in the common stock by reason of a stock dividend or by reason of a subdivision, stock split, reverse stock split, recapitalization, reorganization, combination, reclassification of shares or other similar change. Upon any such event, the maximum number of shares that may be subject to any option, and the number and purchase price of shares subject to options outstanding under the plan, will also be adjusted accordingly.

      Eligibility. All employees of the company and its subsidiaries are eligible to participate in the Purchase Plan, but no eligible employee may participate if the employee would own (directly or indirectly) 5% or more of the total combined voting power of all classes of stock of the company or a subsidiary, taking into account options to purchase stock and stock that may be purchased under the plan. No employee of the company would currently be prevented from participating by reason of this limitation. As of the date of this proxy statement, approximately 5,600 employees would be eligible to participate in the plan.

      Changes in and Withdrawal of Payroll Deductions. A participant may elect to decrease, suspend or resume payroll deductions during a relevant calendar semiannual period by delivering to the company a new payroll deduction authorization in the manner specified by the company. A participant may withdraw in whole from the plan, but not in part, at any time prior to the date of exercise relating to a particular calendar semiannual period by timely delivering to the company a notice of withdrawal in the manner specified by the company. The company will promptly refund to the participant the amount of the participant’s payroll deductions under the plan that have not been otherwise returned or used upon exercise of options, and thereafter the participant’s payroll deduction authorization and interest in unexercised options under the plan will terminate. A participant who withdraws from the plan will be eligible to participate again in the plan upon expiration of the calendar semiannual period in which the participant withdrew if the participant is otherwise eligible to participate in the plan at that time.

      Delivery of Shares; Restrictions on Transfer. As soon as practicable after each date of exercise, the company delivers to a custodian one or more certificates representing (or otherwise causes to be credited to the account of the custodian) the aggregate number of whole shares of common stock respecting options exercised on that date of exercise (for both whole and fractional shares) of all of the participating eligible employees under the plan. Any remaining amount representing a fractional share is not certificated (or otherwise credited) and is carried forward to the next date of exercise for certification (or credit) as part of a whole share. The custodian keeps the records of the beneficial interests of each participant in shares held by the custodian by means of participant accounts under the plan, and provides each participant with periodic statements of their accounts. A participant may not generally transfer or otherwise dispose of the shares for a period of six months from the date of exercise. The company (or the custodian) will retain custody of the shares for at least two years following exercise, subject to any sales after six months from the exercise date.

      Termination of Employment; Leaves of Absence. Except as described below, if the employment of a participant terminates for any reason, then the participant’s participation in the plan ceases and the company refunds the amount of the participant’s payroll deductions under the plan that have not yet been otherwise returned or used upon exercise of options. If the employment of a participant terminates, due to retirement, death or disability, the participant, or the participant’s personal representative, as applicable, may elect either to (i) withdraw all of the accumulated unused payroll deductions and common stock credited to the participant’s account or (ii) exercise the participant’s option for the purchase of common stock at the end of the calendar semiannual period. Any excess cash in the participant’s account would be returned to the participant or such personal representative. If no such election is timely received by the company, the participant or personal representative will automatically be deemed to have elected the second alternative. Each participant may designate a beneficiary to make any election and receive any amount of cash or stock distributable under such plan after the participant’s death.

      During a paid leave of absence approved by the company and meeting Internal Revenue Service regulations, a participant’s elected payroll deductions continue. A participant may not contribute to the plan during an unpaid leave of absence. If a participant takes an unpaid leave of absence that is approved by the company, meets Internal Revenue Service regulations, and begins within 90 days prior to the last day of a calendar semiannual period, then such participant’s payroll deductions for such calendar semiannual period that were made prior to the leave may remain in the plan and be used to purchase common stock on the date of exercise relating to such calendar semiannual period. If a participant takes a leave of absence not described above, then the participant is considered to have withdrawn from the plan.

      Restriction Upon Assignment of Option. An option granted under the plan may not be transferred other than by will or the laws of descent and distribution. However, the plan permits an employee to designate a beneficiary who may exercise an option under the plan after the employee’s death. Subject to certain limited exceptions, each option is exercisable, during the employee’s lifetime, only by the employee to whom granted.

      Administration and Amendments. The Purchase Plan is administered by the Human Resources Committee of the board. In connection with its administration of the plan, the committee is authorized to interpret the plan.

      The plan may be amended from time to time by the board or the Human Resources Committee, but no change in any option theretofore granted may be made that would impair the rights of a participant without the consent of that participant.

New Plan Benefits

      The benefits and amounts to be received by any participant under the plan are not currently determinable as they depend entirely upon the level of participation elected by an eligible employee and the price of the company’s common stock.

United States Federal Income Tax Consequences

      The following is a brief summary of certain of the U.S. federal income tax consequences of certain transactions under the plan based on federal income tax laws in effect on January 1, 2003. This summary applies to the plan as normally operated and is not intended to provide or supplement tax advice to eligible employees. The summary contains general statements based on current U.S. federal income tax statutes, regulations and currently available interpretations thereof. This summary is not intended to be exhaustive and does not describe state, local or foreign tax consequences or the effect, if any, of gift, estate and inheritance taxes. The plan is not qualified under Section 401(a) of the Code.

      Tax Consequences to Participants. A participant’s payroll deductions to purchase common stock are made on an after-tax basis. There is no tax liability to the participant when shares of common stock are purchased pursuant to the plan. However, the participant may incur tax liability upon disposition (including by way of gift) of the shares acquired under the plan. The participant’s U.S. federal income tax liability will depend on whether the disposition is a qualifying disposition or a disqualifying disposition as described below.

      If a qualifying disposition of the shares is made by the participant (i.e., a disposition that occurs more than two years after the first day of the calendar semiannual period in which the shares were purchased), or in the event of death (whenever occurring) while owning the shares, the participant will recognize in the year of disposition (or, if earlier, the year of the participant’s death) ordinary income in an amount equal to the lesser of (i) the excess of the fair market value of the shares at the time of disposition (or death) over the amount paid for the shares or (ii) 15% of the fair market value of the shares at the date of grant (the beginning of the calendar semiannual period). Upon the sale of the shares, any amount realized in excess of the ordinary income recognized by the participant will be taxed to the participant as a long-term capital gain. If the shares are sold at less than the option price, then there will be no ordinary income, but there will be a capital loss equal to the difference between the sales price and the option price.

      If a disqualifying disposition of the shares is made (i.e., a disposition (other than by reason of death) within two years after the first day of the calendar semiannual period in which the shares were purchased) the participant generally will recognize ordinary income in the year of disposition in an amount equal to any excess of the fair market value of the shares at the date of exercise over the option price for the shares (even if no gain is realized on the sale or if a gratuitous transfer is made). Any further gain (or loss) realized by the participant generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

      Tax Consequences to the Company. The company, or the subsidiary for which a participant performs services, will be entitled to a deduction only if the participant makes a disqualifying disposition of any shares purchased under the plan. In such a case, the company or such subsidiary can deduct as a compensation expense the amount that is ordinary income to the participant provided that, among other things, (i) the amount meets the test of reasonableness, is an ordinary and necessary business expense and is not an “excess parachute payment” within the meaning of Section 280G of the Code, (ii) any applicable reporting obligations are satisfied and (iii) the one million dollar limitation of Section 162(m) of the Code is not exceeded.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE 2003 EMPLOYEE STOCK PURCHASE PLAN AS DESCRIBED ABOVE AND AS SET FORTH ON APPENDIX C, WHICH IS DESIGNATED AS PROPOSAL NO. 3 ON THE ENCLOSED PROXY.

Proposal 4:

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

      The board of directors desires to continue to engage the services of the firm of Ernst & Young LLP for the fiscal year ending December 31, 2003. Accordingly, the board of directors, upon the recommendation of the Audit Committee, has reappointed Ernst & Young LLP to audit the financial statements of ExpressJet and its subsidiaries for fiscal 2003 and report on those financial statements. Stockholders are being asked to vote upon the ratification of the appointment. If stockholders do not ratify the appointment of Ernst & Young LLP, the Audit Committee and board will reconsider their appointment. Fees paid to Ernst & Young LLP during the last year were as follows:

      Audit Fees. Ernst & Young LLP’s fees billed for professional services rendered for the audit of the company’s consolidated financial statements for the year ended December 31, 2002 and reviews of the financial statements included in the company’s Forms 10-Qs during 2002 were $284,600.

      Financial Information Systems Design and Implementation Fees. No fees were billed for financial information systems design and implementation services rendered by Ernst & Young LLP during 2002.

      All Other Fees. Other fees billed for services rendered by Ernst & Young LLP in 2002 totaled $89,458 including $89,458 of audit related services and $0 of tax services. Audit related services consisted primarily of audits related to our benefit plans and accounting research.

      The Audit Committee has considered whether the provision of the non-audit services described above is compatible with maintaining the independent auditor’s independence, and determined that such non-audit services are compatible with the independence of Ernst & Young LLP.

      Representatives of Ernst & Young LLP will be present at the stockholders meeting and will be available to respond to appropriate questions and make a statement should they so desire.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT AUDITORS, WHICH IS DESIGNATED AS PROPOSAL NO. 4 ON THE ENCLOSED PROXY.

OTHER MATTERS

      We have not received notice as required under our bylaws of any other matters to be proposed at the meeting. Consequently, the only matters to be acted on at the meeting are those described in this proxy statement, along with any necessary procedural matters related to the meeting. As to procedural matters, or any other matters that were determined to be properly brought before the meeting calling for a vote of the stockholders, it is the intention of the persons named in the accompanying proxy, unless otherwise directed in that proxy, to vote on those matters in accordance with their best judgment.

Section 16(a) Beneficial Ownership Reporting Compliance

      Each director, executive officer (and, for a specified period, certain former directors and executive officers) and each holder of more than ten percent of a class of our equity securities is required to report to the SEC his or her pertinent position or relationship, as well as transactions in those securities, by specified dates. Based solely upon a review of reports on Forms 3 and 4 (including any amendments) furnished to us during our most recent fiscal year and reports on Form 5 (including any amendments) furnished to us with respect to our most recent fiscal year, and written representations from officers and directors that no Form 5 was required, we believe that all filings applicable to our officers, directors and beneficial owners required by Section 16(a) of the Exchange Act were filed on a timely basis during 2002.

2004 Annual Meeting

      Any stockholder who wants to present a proposal at the 2004 annual meeting of stockholders and to have that proposal set forth in the proxy statement and form of proxy mailed in conjunction with that annual meeting must submit that proposal in writing to the Secretary of the company in accordance with the following deadlines. Proposals of stockholders intended to be presented at the 2004 Annual Meeting of Stockholders must be received by the Secretary of ExpressJet at our principal executive offices by November 18, 2003 to be considered for inclusion in the proxy statement and form of proxy relating to the 2004 Annual Meeting. Our bylaws require that for nominations of persons for election to the board of directors or the proposal of business not included in our notice of the meeting to be considered by the stockholders at an annual meeting, a stockholder must give timely written notice thereof. To be timely for the 2004 annual meeting of stockholders, that notice must be delivered to the Secretary of the company at our principal executive offices not less than 45 days and not more than 75 days prior to March 17, 2004. However, if the 2004 annual meeting of stockholders is advanced by more than 30 days, or delayed by more than 30 days, from May 7, 2004, then the notice must be delivered not later than the close of business on the later of (a) the ninetieth day prior to the 2004 annual meeting or (b) the tenth day following the day on which public announcement of the date of the 2004 annual meeting is first made. The stockholder’s notice must contain and be accompanied by certain information as specified in the bylaws. We recommend that any stockholder desiring to make a nomination or submit a proposal for consideration obtain a copy of our bylaws, which may be obtained without charge from the Secretary of the company upon written request addressed to the Secretary at our principal executive offices.

      EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE BY INTERNET OR TELEPHONE AS DESCRIBED ABOVE IN THE PROXY STATEMENT, OR SIGN, DATE AND MAIL PROMPTLY THE ENCLOSED PROXY.

      ExpressJet’s Annual Report on Form 10-K for the year ended December 31, 2002, including exhibits, is available on the company’s website at www.expressjet.com. We will furnish a copy of the 10-K to interested security holders without charge, upon written request. We will also furnish any exhibit to the 10-K, if requested in writing and accompanied by payment of reasonable fees relating to our furnishing the exhibit. Requests for copies should be addressed to the company’s Secretary at the company’s headquarters at 1600 Smith Street, Dept. HQSCE, Houston, Texas 77002.

      APPENDIX A

CHARTER OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS OF
EXPRESSJET HOLDINGS, INC.

Establishment

      1. The Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of ExpressJet Holdings, Inc., a Delaware corporation (the “Company”), has been established, and this Charter approved and adopted by the resolution of the Board adopted on May 31, 2002 pursuant to Article III of the Bylaws of the Company.

      2. As of May 31, 2002, the Committee is comprised of three directors. The Committee shall at all times consist of at least three directors, and may consist of such greater number of directors as the Board appoints to the Committee from time to time by resolution of the Board. Each member of the Committee shall be a person who qualifies to be a member of an audit committee pursuant to Paragraph 303.00 of the New York Stock Exchange Listed Company Manual. The Committee shall be comprised of directors who are independent of management and the Company. “Independence” shall be defined to conform to the rules promulgated from time to time by the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange (“NYSE”) and such determination shall be confirmed by the Board of Directors. All Audit Committee members must be financially literate, and at least one member must have accounting or related financial management expertise. The qualifications of financial literacy and expertise will be determined and confirmed by the Board of Directors.

      3. The members of the Committee shall be appointed or reappointed at the meeting of the Board immediately following each annual meeting of stockholders of the Company. Each member of the Committee shall continue as a member thereof until his or her successor is appointed or until his or her earlier death, resignation, removal or cessation as a director of the Company.

Process

      4. The Chairman of the Board or, if the Chairman of the Board shall fail to do so, the members of the Committee, shall appoint a Chair of the Committee from among the members of the Committee. If the Chair of the Committee is not present at any meeting of the Committee, the members of the Committee shall appoint an acting Chair for such meeting. The Secretary of the Company, or any Assistant Secretary of the Company, shall attend each meeting of the Committee and shall act as secretary of such meeting.

      5. The time and place of meetings of the Committee and the procedures to be followed at such meetings shall be determined from time to time by the members of the Committee; provided that:

(a) a quorum for meetings shall be a majority of the members, present in person or by telephone or other telecommunications device permitting all persons participating in the meeting to speak to and hear each other;

(b) the affirmative vote of a majority of the members of the Committee shall be the act of the Committee;

(c) the Committee may act by unanimous written consent signed by each member of the Committee;

(d) the Committee shall keep minutes of its proceedings and shall deliver the same (and reports and recommendations to the Board) to the Secretary of the Company;

(e) all minutes of meetings of the Committee, and all unanimous written consents of the Committee, shall be filed with the records of meetings of the Committee:

(f) the Chair, or any member of the Committee, or the Secretary of the Company at the direction of the Chair of the Committee, the Chairman of the Board or the Chief Executive Officer of the Company, shall have the authority to call meetings of the Committee; and

(g) notice of the time and place of every regular meeting of the Committee (which meeting shall be deemed a regular meeting if it occurs on the same date as a meeting of the Board of Directors) shall be given in writing or by facsimile transmission to each member of the Committee at least five days before any such regular meeting, and notice of the time and place of every special meeting of the Committee shall be given in writing or by facsimile transmission to each member of the Committee not later than the close of business on the second day next preceding the day of the meeting; provided that in each case a member may waive notice of any meeting.

Audit Related Duties

      6. The Committee shall review and assess at least annually the adequacy of this Charter in light of applicable law and the rules of the SEC and NYSE. A copy of this Charter as it may be amended from time to time shall be included in the Company’s proxy statement relating to its annual meeting of stockholders at least once every three years.

      7. The Committee shall review at least annually the internal audit procedures of the Company and advise and make recommendations to the Board on auditing practices and procedures.

      8. The Committee shall meet at least annually with the Company’s independent auditors, review any report and recommendations of such auditors, and review the scope of such auditors’ proposed audit and audit procedures to be realized.

      9. The Committee shall review at least annually with management and the Company’s independent auditors the effectiveness of the accounting and financial controls of the Company and its subsidiaries and the implementation of additional or improved internal control procedures.

      10. The Committee shall recommend annually to the Board the appointment or reappointment of independent auditors for the Company and its subsidiaries and the remuneration of such auditors, and shall provide the Board with such information relating thereto, and the reasons for any change in independent auditors (including the response thereto of the incumbent auditors), as the Board may request. The independent auditors are ultimately accountable to the Committee and the Board of Directors, which have ultimate authority in deciding to engage, evaluate and, if appropriate, terminate their services.

      11. The Committee shall obtain annually from the independent auditors a written communication delineating all relationships between such auditors and the Company as required by Independence Standards Board No. 1, “Independence Discussions with Audit Committees”. In addition, the Committee shall review and discuss with the independent auditors the nature and scope of any disclosed relationships or professional services and take, or recommend the Board take, appropriate action to ensure the continuing independence of the auditors.

      12. The Committee shall review the annual financial statements of the Company, and the related management’s discussion and analysis of financial condition and results of operations, prior to the filing thereof with the Securities and Exchange Commission. Based on the review and discussion of the audited financial statements with management and the independent auditors, the Committee will recommend to the Board whether to include the audited financial statements in the Company’s annual report on Form 10-K.

      13. The Committee shall review the Company’s quarterly financial statements with management and the independent auditors prior to their filing with the SEC to determine that the independent auditors do not take exception to the disclosure and content of the financial statements, and discuss any other matters required to be communicated to the Committee by the auditors, including those matters required by Statement on Auditing Standards No. 61, “Communication with Audit Committees.” The Chair of the Committee may represent the entire Committee for purposes of this review.

      14. The Committee shall, to the extent it determines appropriate, review from time to time the expenses of the senior officers (and, if it so desires, any other officers) of the Company charged to the Company or any of its subsidiaries, and any transactions between the Company or any of its subsidiaries and any affiliate of the Company.

      15. The Committee shall review any material jet fuel hedging strategies and other material usage by the Company or any of its subsidiaries of hedges, options, futures, swaps or other derivative products or securities.

      16. The Committee shall review with management and the Company’s independent auditors any material changes in regulatory and accounting policies or practices and the impact thereof on the Company’s financial statements as well as off-balance sheet structures, and shall review any material components of the Company’s financial statements involving management’s judgment or estimates. The Committee shall also review with the independent auditors their judgments about the quality of accounting principles and the clarity of financial disclosure practices used or proposed to be used and any other matters as may be required by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as applicable and as may be modified from time to time.

      17. The Committee shall prepare or cause to be prepared on its behalf a report to be included in the Company’s proxy statement relating to its annual meeting of stockholders and addressing the matters required to be included therein by the rules of the SEC and/or NYSE as then in effect.

      18. The Committee shall provide sufficient opportunity (at least annually) for the internal and independent auditors to meet with the members of the Committee without members of management present.

      19. The Committee shall review with management and legal counsel legal matters that may have a material impact on the financial statements, the Company’s compliance policies and any material reports or inquiries received from regulators or governmental agencies.

      20. Notwithstanding the foregoing responsibilities, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and in accordance with generally accepted accounting principles, nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to assure compliance with laws and regulations and the Company’s internal policies.

Environmental Related Duties

      21. The Committee shall review the Company’s environmental policies, programs, standards, reporting and accountability in the context of competitive, legal and operational circumstances.

      22. The Committee shall review such reports as it may request from management or environmental consultants or advisors regarding environmental risks or liabilities and the nature and extent of the Company’s compliance with environmental laws, rules and regulations, the nature and extent of any noncompliance and the reasons therefor, and the Company’s plans to correct or remedy any such noncompliance.

      23. The Committee shall review periodically with management and legal counsel any material environmental proceedings, claims or other contingencies involving the Company or any of its subsidiaries.

      24. The Committee shall review such other environmental matters affecting the Company or any of its subsidiaries as the Committee shall from time to time determine appropriate or as the Board may specifically direct.

Miscellaneous

      25. The Committee shall fulfill such other duties and responsibilities as assigned to the Committee from time to time by the Board.

      26. The Committee shall report on its activities to the Board.

      APPENDIX B

EXPRESSJET HOLDINGS, INC.

2002 STOCK INCENTIVE PLAN

I. PURPOSE

      The purpose of the ExpressJet Holdings, Inc. 2002 Stock Incentive Plan is to provide a means through which ExpressJet Holdings, Inc., a Delaware corporation, and its subsidiaries may attract able persons to serve as directors, or to enter or remain in the employ of the Company (as defined below) or its subsidiaries, and to provide a means whereby those individuals upon whom the responsibilities of the successful administration and management of the Company and its subsidiaries rest, and whose present and potential contributions to the welfare of the Company and its subsidiaries are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company and its subsidiaries. A further purpose of the Plan is to provide such individuals with additional incentive and reward opportunities designed to enhance the profitable growth of the Company and its subsidiaries. Accordingly, the Plan provides that the Company may grant to certain employees or directors Restricted Stock Awards, Options, or any combination of the foregoing, as hereinafter set forth.

II. DEFINITIONS

      The following definitions (including any plural thereof) shall be applicable throughout the Plan unless specifically modified by any Section:

      (a) “Administrator” means (i) in the context of Awards made to, or the administration (or interpretation of any provision) of the Plan as it relates to, any person who is subject to Section 16 of the Exchange Act (including any successor section to the same or similar effect, “Section 16”), the Committee, or (ii) in the context of Awards made to, or the administration (or interpretation of any provision) of the Plan as it relates to, any person who is not subject to Section 16, the Chief Executive Officer of the Company in his capacity as the CEO Committee of the Board (or, if the Chief Executive Officer is not a Director of the Company or if the CEO Committee of the Board is dissolved, the Committee), unless the Plan specifies that the Committee shall take specific action (in which case such action may only be taken by the Committee) or the Committee (as to any Award described in this clause (ii) or the administration or interpretation of any specific provision of the Plan) specifies that it shall serve as the Administrator.

      (b) “Award” means, individually or collectively, an Option or Restricted Stock Award.

      (c) “Board” means the Board of Directors of the Company.

      (d) “Code” means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations promulgated under such section.

      (e) “Committee” means a committee of, and appointed by, the Board comprised solely of two or more outside Directors (within the meaning of the term “outside directors” as used in section 162(m) of the Code and within the meaning of the term “Non-Employee Director” as defined in Rule 16b-3); provided, however, that (i) for the period preceding the time at which the Company becomes a separate publicly held corporation (within the meaning of Treasury regulation section 1.162-27(c)(1)), the Board may appoint the Human Resources Committee of Continental Airlines, Inc. to serve as the Committee, and (ii) in the absence of the Board’s appointment of a committee pursuant to the preceding provisions of this sentence, the Board shall serve as the Committee.

      (f) “Common Stock” means the common stock, $.01 par value, of the Company, or any security into which such Common Stock may be changed by reason of any transaction or event of the type described in Section IX(b).

      (g) “Company” shall mean ExpressJet Holdings, Inc., a Delaware corporation, or any successor thereto.

      (h) “Director” means an individual elected to the Board by the stockholders of the Company or by the Board under applicable corporate law who is serving on the Board on the date the Plan is adopted by the Board or is elected to the Board after such date.

      (i) “employee” means any person (which may include a Director) in an employment relationship with the Company or any subsidiary.

      (j) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

      (k) “Grant Document” means the document or documents evidencing an Award under the Plan, which may be either an agreement between the Company and the Holder as to the Award (with any amendments thereto) or a notice of grant of the Award from the Company to the Holder (including any attached statement of the terms and conditions of the Award and any modifications thereto made in accordance with the Plan).

      (l) “Holder” means an employee or a non-employee Director who has been granted an Award.

      (m) “Market Value per Share” means, as of any specified date, the closing sale price of the Common Stock on that date (or, if there are no sales on that date, the last preceding date on which there was a sale) in the principal securities market in which the Common Stock is then traded. If the Common Stock is not publicly traded at the time a determination of “Market Value per Share” is required to be made hereunder, the determination of such amount shall be made by the Administrator in such manner as it deems appropriate. Notwithstanding the foregoing, the “Market Value per Share” on the date of an initial public offering of Common Stock shall be the offering price under such initial public offering.

      (n) “Option” means an Award granted under Section VII.

      (o) “Plan” means the ExpressJet Holdings, Inc. 2002 Stock Incentive Plan, as amended from time to time.

      (p) “Restricted Stock” means shares of Common Stock granted pursuant to a Restricted Stock Award as to which neither the substantial risk of forfeiture nor the restriction on transfers referred to in Section VIII has expired.

      (q) “Restricted Stock Award” means an Award granted under Section VIII.

      (r) “Rule 16b-3” means Rule 16b-3 under the Exchange Act, as such rule may be amended from time to time, and any successor rule, regulation or statute fulfilling the same or similar function.

      (s) “subsidiary” means any entity (other than the Company) with respect to which the Company, directly or indirectly through one or more other entities, owns equity interests possessing 50 percent or more of the total combined voting power of all equity interests of such entity (excluding voting power that arises only upon the occurrence of one or more specified events).

III. EFFECTIVE DATE AND DURATION OF THE PLAN

      The Plan shall become effective upon the date of its adoption by the Board; provided, that the Plan is approved by the stockholders of the Company within 12 months thereafter. Notwithstanding any provision of the Plan or in any Grant Document, no Option shall be exercisable, and no Restricted Stock Award shall vest, prior to such stockholder approval. No further Awards may be granted under the Plan after 10 years from the date the Plan is adopted by the Board. The Plan shall remain in effect until all Options granted under the Plan have been satisfied or expired, and all restrictions imposed upon Restricted Stock Awards granted under the Plan have been eliminated or the Restricted Stock Awards have been forfeited.

IV. ADMINISTRATION

      (a) Administrator. The Plan shall be administered by the Administrator, so that (i) Awards made to, and the administration (or interpretation of any provision) of the Plan as it relates to, any person who is subject to Section 16, shall be made or effected by the Committee, and (ii) Awards made to, and the administration (or interpretation of any provision) of the Plan as it relates to, any person who is not subject to Section 16, shall be made or effected by the Chief Executive Officer of the Company in his capacity as CEO Committee of the Board (or, if the Chief Executive Officer is not a Director of the Company or if the CEO Committee of the Board is dissolved, the Committee), unless the Plan specifies that the Committee shall take specific action (in which case such action may only be taken by the Committee) or the Committee (as to any Award described in this clause (ii) or the administration or interpretation of any specific provision of the Plan) specifies that it shall serve as the Administrator.

      (b) Powers. Subject to the express provisions of the Plan, the Administrator shall have authority, in its discretion, to determine which employees or Directors shall receive an Award, the time or times when such Award shall be granted, and the number of shares to be subject to each Award. In making such determinations, the Administrator shall take into account the nature of the services rendered by the respective employees or Directors, their present and potential contribution to the Company’s success and such other factors as the Administrator in its discretion shall deem relevant. Subject to the express provisions of the Plan, the Administrator shall also have the power to construe the Plan and the respective agreements executed hereunder, to prescribe rules and regulations relating to the Plan, and to determine the terms, restrictions and provisions of the Grant Documents, and to make all other determinations necessary or advisable for administering the Plan. The Administrator may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Grant Document relating to an Award in the manner and to the extent it shall deem expedient to carry it into effect. The determination of the Administrator on the matters referred to in this Section IV shall be conclusive; provided, however, that in the event of any conflict in any such determination as between the Committee and the Chief Executive Officer of the Company, each acting in capacity as Administrator of the Plan, the determination of the Committee shall be conclusive.

V. SHARES SUBJECT TO THE PLAN, AWARD LIMITATIONS,

AND GRANT OF AWARDS

      (a) Shares Subject to the Plan; Award Limitations. Subject to adjustment as provided in Section IX(b), the aggregate number of shares of Common Stock that may be issued under the Plan shall not exceed 3,200,000 shares. Shares shall be deemed to have been issued under the Plan only to the extent actually issued and delivered pursuant to an Award. To the extent that an Award lapses, the rights of its Holder terminate, or an Award is paid in cash or is settled in a manner such that all or some of the shares of Common Stock covered by the Award are not issued to the Holder, any shares of Common Stock then subject to such Award shall again be available for the grant of an Award under the Plan. Notwithstanding any provision in the Plan to the contrary, the maximum number of shares of Common Stock that (i) may be subject to Options granted to any one individual during any calendar year may not exceed 500,000 shares, and (ii) may be granted as Restricted Stock Awards may not exceed 500,000 (in each case subject to adjustment as provided in Section IX(b)). The limitation set forth in clause (i) of the preceding sentence shall be applied in a manner that will permit compensation generated in connection with Options awarded under the Plan by a committee comprised solely of two or more outside Directors to constitute “performance based” compensation for purposes of section 162(m) of the Code, including, without limitation, any shares subject to Options that are canceled or repriced being counted against such maximum number of shares to the extent required under section 162(m) of the Code and applicable interpretive authority thereunder.

      (b) Grant of Awards. The Administrator may from time to time grant Awards to one or more employees or Directors determined by it to be eligible for participation in the Plan in accordance with the provisions of Section VI.

      (c) Stock Offered. Subject to the limitations set forth in Section V(a) above, the stock to be offered pursuant to an Award may be authorized but unissued Common Stock or Common Stock previously issued and outstanding and reacquired by the Company. Any of such shares which remain unissued and which are not subject to outstanding Awards at the termination of the Plan shall cease to be subject to the Plan but, until termination of the Plan, the Company shall at all times make available a sufficient number of shares to meet the requirements of the Plan.

VI. ELIGIBILITY

      Awards may be granted only to persons who, at the time of grant, are employees or Directors. An Award may be granted on more than one occasion to the same person and, subject to the limitations set forth in the Plan, Awards may consist of any combination of Options and Restricted Stock Awards.

VII. STOCK OPTIONS

      (a) Option Period. The term of each Option shall be as specified by the Administrator at the date of grant.

      (b) Limitations on Exercise of Option. An Option shall be exercisable in whole or in such installments and at such times as determined by the Administrator.

      (c) No Incentive Stock Options. Options granted under the Plan shall not constitute incentive stock options within the meaning of section 422 of the Code.

      (d) Option Grant Document. Each Option shall be evidenced by an Option Grant Document in such form and containing such provisions not inconsistent with the provisions of the Plan as the Administrator from time to time shall approve. An Option Grant Document may provide for the payment of the option price, in whole or in part, by delivery of a number of shares of Common Stock (plus cash if necessary) having a Market Value per Share equal to such option price. Moreover, an Option Grant Document may provide for a “cashless exercise” of the Option by establishing procedures satisfactory to the Administrator with respect thereto. The terms and conditions of the respective Option Grant Documents need not be identical.

      (e) Option Price and Payment. The price at which a share of Common Stock may be purchased upon exercise of an Option shall be set forth in the Option Grant Document and shall be determined by the Administrator but, subject to adjustment as provided in Section IX(b), such purchase price shall not be less than the Market Value per Share of a share of Common Stock on the date such Option is granted. The Option or portion thereof may be exercised by delivery of an irrevocable notice of exercise to the Company, as specified by the Administrator. The purchase price of the Option or portion thereof shall be paid in full in the manner specified by the Administrator.

      (f) Stockholder Rights and Privileges. The Holder of an Option shall be entitled to all the privileges and rights of a stockholder only with respect to such shares of Common Stock as have been purchased under the Option and credited to the Holder’s account or for which certificates representing such Common Stock have been registered in the Holder’s name.

      (g) Options in Substitution for Stock Options Granted by Other Entities. Options may be granted under the Plan from time to time in substitution for options held by individuals employed by corporations or other entities who become employees or Directors as a result of a merger or consolidation or other business transaction with the Company or any subsidiary.

VIII. RESTRICTED STOCK AWARDS

      (a) Ownership of Restricted Stock. Each grant of Restricted Stock pursuant to a Restricted Stock Award will constitute an immediate transfer of record and beneficial ownership of the shares of Restricted Stock to the recipient of the grant in consideration of the performance of services by such recipient (or other consideration determined by the Administrator), entitling the recipient to all voting and other ownership rights, but subject to the restrictions hereinafter referred to or contained in the related Grant Document. Each grant may, in the discretion of the Administrator, limit the recipient’s dividend rights during the period in which the shares of Restricted Stock are subject to a substantial risk of forfeiture and restrictions on transfer.

      (b) Substantial Risk of Forfeiture and Restrictions on Transfer. Each grant of Restricted Stock will provide that (i) the shares covered thereby will be subject, for a period or periods determined by the Administrator at the date of grant, to one or more restrictions, including, without limitation, a restriction that constitutes a “substantial risk of forfeiture” within the meaning of section 83 of the Code and applicable interpretive authority thereunder, and (ii) during such period or periods during which such restrictions are to continue, the transferability of the Restricted Stock subject to such restrictions will be prohibited or restricted in a manner and to the extent prescribed by the Administrator at the date of grant.

      (c) Restricted Stock Held in Trust. Shares of Common Stock awarded pursuant to each Restricted Stock Award will be held in trust by the Company for the benefit of the recipient until such time as the applicable restriction on transfer thereof shall have expired or otherwise lapsed, at which time certificates representing such Common Stock will be delivered to the recipient or such Common Stock will be otherwise credited to the recipient’s account.

      (d) Restricted Stock Grant Document; Consideration. Each grant of Restricted Stock shall be evidenced by a Grant Document in such form and containing such provisions not inconsistent with the provisions of the Plan as the Administrator from time to time shall approve. The terms and conditions of the respective Restricted Stock Grant Documents need not be identical. Each grant of Restricted Stock may be made without additional consideration or in consideration of a payment by the recipient that is less than the Market Value per Share on the date of grant, as determined by the Administrator.

IX. RECAPITALIZATION, REORGANIZATION AND CHANGE IN CONTROL

      (a) No Effect on Right or Power. The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company or any subsidiary to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s or any subsidiary’s capital structure or its business, any merger or consolidation of the Company or any subsidiary, any issue of debt or equity securities ahead of or affecting Common Stock or the rights thereof, the dissolution or liquidation of the Company or any subsidiary or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

      (b) Changes in Common Stock. The provisions of Section V(a) imposing limits on the numbers of shares of Common Stock that may be issued under the Plan and covered by Awards granted under the Plan, as well as the number or type of shares or other property subject to outstanding Awards and the applicable option prices per share, shall be adjusted appropriately by the Committee in the event of stock dividends, spin-offs of assets or other extraordinary dividends, stock splits, combinations of shares, recapitalizations, mergers, consolidations, reorganizations, liquidations, issuances of rights or warrants and similar transactions or events.

      (c) Change in Control. As used in the Plan (except as otherwise provided in an applicable Grant Document), the term “Change in Control” shall mean (i) a merger of the Company with another entity, a consolidation involving the Company, or the sale of all or substantially all of the assets of the Company to another entity if, in any such case, the holders of equity securities of the Company (and their respective affiliates) immediately prior to such transaction or event do not beneficially own immediately after such transaction or event equity securities of the resulting entity entitled to greater than 50% of the votes then eligible to be cast in the election of directors generally (or comparable governing body) of the resulting entity, (ii) the dissolution or liquidation of the Company, (iii) when any person or entity, including a “group” as contemplated by Section 13(d)(3) of the Exchange Act, acquires or gains ownership or control (including, without limitation, power to vote) of more than 50% of the combined voting power of the Company’s outstanding securities, or (iv) as a result of or in connection with a contested election of Directors, the persons who were Directors of the Company immediately before such election shall cease to constitute a majority of the Board; provided, however, that the term “Change in Control” shall not include (A) any initial public offering of Common Stock, (B) any distribution to the stockholders of Continental Airlines, Inc. (“Continen-

tal”) or other sale or disposition by Continental of any shares of Common Stock owned by Continental, (C) any equity security ownership or action taken by Continental, an affiliate of Continental, or the trustees of any employee benefit plan maintained by Continental prior to the date upon which Continental and such affiliates and trustees have distributed, sold or otherwise disposed of all of their respective shares of Common Stock, or during any period in which Continental or any such person is an “Exempt Person” within the meaning of that certain Amended and Restated Rights Agreement, dated as of April 2002 between the Company, Mellon Investor Services LLC, a New Jersey limited liability company and Continental, as the same may be amended from time to time, or any similar agreement into which the Company may enter in the future. For purposes of the preceding sentence, (1) “resulting entity” in the context of a transaction or event that is a merger or consolidation shall mean the surviving entity unless the surviving entity is a subsidiary of another entity and the holders of common stock of the Company receive capital stock of such other entity in such transaction or event, in which event the resulting entity shall be such other entity, and (2) the term “affiliate” shall mean, with respect to an entity (the “first entity”), an individual, partnership, corporation, limited liability company, association, joint stock company, trust, joint venture, unincorporated organization or other entity that, directly or indirectly, is controlled by, or is under common control with, the first entity (and the term “control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of the individual or entity, whether through the ownership of voting securities, by contract or otherwise).

      Upon the occurrence of a Change in Control, with respect to each recipient of an Award hereunder, (x) all Options granted to such recipient and outstanding at such time shall immediately vest and become exercisable in full and, except as required by law, all restrictions on the transfer of shares acquired pursuant to such Options shall terminate, and (y) all restrictions applicable to such recipient’s Restricted Stock Awards that are outstanding at such time shall be deemed to have been satisfied and such Restricted Stock Awards shall immediately vest in full.

      In addition, except as otherwise provided in the applicable Grant Document, if a recipient of an Award hereunder becomes entitled to one or more payments (with a “payment” including, without limitation, the vesting of an Award) pursuant to the terms of the Plan (the “Total Payments”), which are or become subject to the tax imposed by section 4999 of the Code (or any similar tax that may hereafter be imposed) (the “Excise Tax”), the Company or subsidiary for whom the recipient is then performing services shall pay to the recipient an additional amount (the “Gross-Up Payment”) such that the net amount retained by the recipient, after reduction for any Excise Tax on the Total Payments and any federal, state and local income or employment tax and Excise Tax on the Gross-Up Payment, shall equal the Total Payments. For purposes of determining the amount of the Gross-Up Payment, the recipient shall be deemed (aa) to pay federal income taxes at the highest stated rate of federal income taxation (including surtaxes, if any) for the calendar year in which the Gross-Up Payment is to be made, and (bb) to pay any applicable state and local income taxes at the highest stated rate of taxation (including surtaxes, if any) for the calendar year in which the Gross-Up Payment is to be made. Any Gross-Up Payment required hereunder shall be made to the recipient at the same time any Total Payment subject to the Excise Tax is paid or deemed received by the recipient.

X. AMENDMENT AND TERMINATION OF THE PLAN

      The Board in its discretion may terminate the Plan at any time with respect to any shares of Common Stock for which Awards have not theretofore been granted. The Board shall have the right to alter or amend the Plan or any part thereof from time to time, and the Administrator may amend any Award (and its related Grant Document) at any time, except as otherwise specifically provided in such Grant Document; provided that no change in the Plan or any Award theretofore granted may be made that would impair the rights of a Holder with respect to an Award theretofore granted without the consent of such Holder.

XI. MISCELLANEOUS

      (a) No Right to an Award. Neither the adoption of the Plan nor any action of the Board or the Administrator shall be deemed to give an employee or Director any right to be granted an Award or any other rights hereunder except as may be evidenced by a Grant Document from the Company reflecting a grant by the Company of an Award to such person and setting forth the terms and conditions thereof. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of funds or assets to assure the performance of its obligations under any Award.

      (b) No Employment or Membership Rights Conferred. Nothing contained in the Plan shall (i) confer upon any employee any right with respect to continuation of employment with the Company or any subsidiary or (ii) interfere in any way with the right of the Company or any subsidiary to terminate his or her employment at any time. Nothing contained in the Plan shall confer upon any Director any right with respect to continuation of membership on the Board.

      (c) Other Laws; Withholding. The Company shall not be obligated to issue any Common Stock pursuant to any Award granted under the Plan until there has been compliance with applicable laws and regulations with respect thereto. No fractional shares of Common Stock shall be delivered, nor shall any cash in lieu of fractional shares be paid. The Company shall have the right to (i) make deductions from any settlement or exercise of an Award made under the Plan, including the delivery of shares, or require shares or cash or both be withheld from any Award, in each case in an amount sufficient to satisfy withholding of any federal, state or local taxes required by law, or (ii) take such other action as may be necessary or appropriate to satisfy any such tax withholding obligations. The Administrator may determine the manner in which such tax withholding may be satisfied, and may permit shares of Common Stock (together with cash, as appropriate) to be used to satisfy required tax withholding based on the Market Value per Share of any such shares of Common Stock.

      (d) No Restriction on Corporate Action. Subject to the restrictions contained in Section X, nothing contained in the Plan shall be construed to prevent the Company or any subsidiary from taking any corporate action, whether or not such action would have an adverse effect on the Plan or any Award granted hereunder. No employee, Director, beneficiary or other person shall have any claim against the Company or any subsidiary as a result of any such action.

      (e) Restrictions on Transfer. An Award shall not be transferable otherwise than (i) by will or the laws of descent and distribution, (ii) pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, or (iii) with the consent of the Administrator.

      (f) Governing Law. The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to conflicts of law principles thereof.

APPENDIX C

EXPRESSJET HOLDINGS, INC.

2003 EMPLOYEE STOCK PURCHASE PLAN

      1. Purpose. The ExpressJet Holdings, Inc. 2003 Employee Stock Purchase Plan (the “Plan”) is intended to provide an incentive for employees of ExpressJet Holdings, Inc. (the “Company”) and any Participating Company (as defined in paragraph 3) to acquire or increase a proprietary interest in the Company through the purchase of shares of the Company’s common stock, par value $.01 per share (the “Stock”). The Plan is intended to qualify as an “Employee Stock Purchase Plan” under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”). The provisions of the Plan shall be construed in a manner consistent with the requirements of that section of the Code.

      2. Administration of the Plan. The Plan shall be administered by the Human Resources Committee (the “Committee”) of the Board of Directors of the Company (the “Board”). Subject to the provisions of the Plan, the Committee shall interpret the Plan and all options granted under the Plan, make such rules as it deems necessary for the proper administration of the Plan and make all other determinations necessary or advisable for the administration of the Plan. In addition, the Committee shall correct any defect, supply any omission or reconcile any inconsistency in the Plan, or in any option granted under the Plan, in the manner and to the extent that the Committee deems desirable to carry the Plan or any option into effect. The Committee shall, in its sole discretion, make such decisions or determinations and take such actions, and all such decisions, determinations and actions taken or made by the Committee pursuant to this and the other paragraphs of the Plan shall be conclusive on all parties. The Committee shall not be liable for any decision, determination or action taken in good faith in connection with the administration of the Plan. The Committee shall have the authority to delegate routine day-to-day administration of the Plan to such officers and employees of the Company as the Committee deems appropriate.

      3. Participating Companies. The Committee may designate any present or future parent or subsidiary corporation of the Company that is eligible by law to participate in the Plan as a “Participating Company” by written instrument delivered to the designated Participating Company. Such written instrument shall specify the effective date of such designation and shall become, as to such designated Participating Company and persons in its employment, a part of the Plan. The terms of the Plan may be modified as applied to the Participating Company only to the extent permitted under Section 423 of the Code. Transfer of employment among the Company and Participating Companies (and among any other parent or subsidiary corporation of the Company) shall not be considered a termination of employment hereunder. Any Participating Company may, by appropriate action of its Board of Directors, terminate its participation in the Plan. Moreover, the Committee may, in its discretion, terminate a Participating Company’s Plan participation at any time.

      4. Eligibility. Subject to the provisions hereof, all employees of the Company and the Participating Companies who are employed by the Company or any Participating Company as of a Date of Grant (as defined in subparagraph 6(a)) shall be eligible to participate in the Plan; provided, however, that no option shall be granted to an employee if such employee, immediately after the option is granted, owns stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or of its parent or subsidiary corporations (within the meaning of Sections 423(b)(3) and 424(d) of the Code).

      5. Stock Subject to the Plan. Subject to the provisions of paragraph 12, the aggregate number of shares that may be sold pursuant to options granted under the Plan shall not exceed one million (1,000,000) shares of the authorized Stock, which shares may be unissued or reacquired shares, including shares bought on the market or otherwise for purposes of the Plan. Should any option granted under the Plan expire or terminate prior to its exercise in full, the shares theretofore subject to such option may again be subject to an option granted under the Plan. Any shares that are not subject to outstanding options upon the termination of the Plan shall cease to be subject to the Plan.

6. Grant of Options.

(a) General Statement; “Date of Grant”; “Option Period”; “Date of Exercise.” Following the effective date of the Plan and continuing while the Plan remains in force, the Company shall offer options under the Plan to purchase shares of Stock to all eligible employees who elect to participate in the Plan. Except as otherwise determined by the Committee, these options shall be granted on July 1, 2003, and, thereafter, on the first day of each successive January and July (each of which dates is herein referred to as a “Date of Grant”). Except as provided in paragraph 12, the term of each option shall be for six months (each such six-month period is herein referred to as an “Option Period”), which shall begin on a Date of Grant and end on the last day of each Option Period (herein referred to as a “Date of Exercise”). Subject to subparagraph 6(e), the number of shares subject to an option for a participant shall be equal to the quotient of (i) the aggregate payroll deductions withheld on behalf of such participant during the Option Period in accordance with subparagraph 6(b), divided by (ii) the Option Price (as defined in subparagraph 7(b)) of the Stock applicable to the Option Period, including fractions; provided, however, that the maximum number of shares that may be subject to any option for a participant may not exceed 5,000 (subject to adjustment as provided in paragraph 12).

(b) Election to Participate; Payroll Deduction Authorization. An eligible employee may participate in the Plan only by means of payroll deduction. Except as provided in subparagraph 6(g), each eligible employee who elects to participate in the Plan shall deliver to the Company, within the time period prescribed by the Committee, a written payroll deduction authorization in a form prepared by the Company whereby he gives notice of his election to participate in the Plan as of the next following Date of Grant, and whereby he designates an integral percentage of his Eligible Compensation (as defined in subparagraph 6(d)) to be deducted from his compensation for each pay period and paid into the Plan for his account. The designated percentage may not be less than 1% nor exceed 10%.

(c) Changes in Payroll Authorization. A participant may withdraw from the Plan as provided in paragraph 8. In addition, a participant may decrease the percentage rate of his payroll deduction authorization referred to in subparagraph 6(b) or suspend or resume payroll deductions during the relevant Option Period by delivering to the Company a new payroll deduction authorization in a form prepared by the Company. Such decrease, suspension or resumption will be effective as soon as administratively feasible after receipt of the participant’s new payroll deduction authorization form.

(d) “Eligible Compensation” Defined. The term “Eligible Compensation” means regular straight-time earnings or base salary, except that such term shall not include payments for overtime, incentive compensation, bonuses or other special payments.

(e) $25,000 Limitation. No employee shall be granted an option under the Plan which permits his rights to purchase Stock under the Plan and under all other employee stock purchase plans of the Company and its parent and subsidiary corporations to accrue at a rate which exceeds $25,000 of fair market value of such Stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time (within the meaning of Section 423(b)(8) of the Code). Any payroll deductions in excess of the amount specified in the foregoing sentence shall be returned to the participant as soon as administratively feasible after the next following Date of Exercise.

(f) Leaves of Absence. During a paid leave of absence approved by the Company and meeting the requirements of Treasury Regulation Section 1.421-7(h)(2), a participant’s elected payroll deductions shall continue. A participant may not contribute to the Plan during an unpaid leave of absence. If a participant takes an unpaid leave of absence that is approved by the Company and meets the requirements of Treasury Regulation Section 1.421-7(h)(2), then such participant’s payroll deductions for such Option Period that were made prior to such leave may remain in the Plan and be used to purchase Stock under the Plan on the Date of Exercise relating to such Option Period. If a participant takes a leave of absence that is not described in the first or third sentence of this subparagraph 6(f), then he shall be considered to have terminated his employment and withdrawn from the Plan pursuant to the provisions of paragraph 8 hereof. Further, notwithstanding the preceding provisions of this subparagraph 6(f), if a participant takes a leave of absence that is described in the first or third sentence of this subparagraph 6(f) and such leave of absence exceeds the Maximum Period, then he shall be considered to have withdrawn from the Plan pursuant to the provisions of paragraph 8 hereof and terminated his employment for purposes of the Plan on the day immediately following the last day of the Maximum Period. For purposes of the preceding sentence, the term “Maximum Period” shall mean, with respect to a participant, the 90-day period beginning on the first day of the participant’s leave of absence; provided, however, that if the participant’s right to reemployment by the Company (or a parent or subsidiary corporation of the Company) is guaranteed either by statute or contract, then such 90-day period shall be extended until the last day upon which such reemployment rights are so guaranteed.

(g) Continuing Election. Subject to the limitation set forth in subparagraph 6(e), a participant (i) who has elected to participate in the Plan pursuant to subparagraph 6(b) as of a Date of Grant and (ii) who takes no action to change or revoke such election as of the next following Date of Grant and/or as of any subsequent Date of Grant prior to any such respective Date of Grant shall be deemed to have made the same election, including the same attendant payroll deduction authorization, for such next following and/or subsequent Date(s) of Grant as was in effect immediately prior to such respective Date of Grant. Payroll deductions that are limited by subparagraph 6(e) shall re-commence at the rate provided in such participant’s payroll deduction authorization at the beginning of the first Option Period that is scheduled to end in the following calendar year, unless the participant changes the amount of his payroll deduction authorization pursuant to paragraph 6, withdraws from the Plan as provided in paragraph 8 or is terminated from the Plan as provided in paragraph 9.

7. Exercise of Options.

(a) General Statement. Subject to the limitation set forth in subparagraph 6(e), each participant in the Plan automatically and without any act on his part shall be deemed to have exercised his option on each Date of Exercise to the extent of his unused payroll deductions under the Plan and to the extent the issuance of Stock to such participant upon such exercise is lawful.

(b) “Option Price” Defined. The term “Option Price” shall mean the per share price of Stock to be paid by each participant on each exercise of his option, which price shall be equal to 85% of the fair market value of the Stock on the Date of Exercise or on the Date of Grant, whichever amount is lesser. For all purposes under the Plan, the fair market value of a share of Stock on a particular date shall be equal to the closing price of the Stock on the New York Stock Exchange, Inc. on that date as reported by The Wall Street Journal in the New York Stock Exchange Composite Transactions (or, if no shares of Stock have been traded on that date, on the next regular business date with respect to the Date of Grant, or on the preceding regular business day with respect to the Date of Exercise, on which shares of the Stock are so traded).

(c) Delivery of Shares; Restrictions on Transfer. As soon as practicable after each Date of Exercise, the Company shall deliver to a custodian selected by the Committee one or more certificates representing (or shall otherwise cause to be credited to the account of such custodian) the total number of whole shares of Stock respecting options exercised on such Date of Exercise in the aggregate (for both whole and fractional shares) of all of the participating eligible employees hereunder. Any remaining amount representing a fractional share shall not be certificated (or otherwise so credited) and shall be carried forward to the next Date of Exercise for certification (or credit) as part of a whole share. Such custodian shall keep accurate records of the beneficial interests of each participating employee in such shares by means of participant accounts under the Plan, and shall provide each eligible employee with quarterly or such other periodic statements with respect thereto as may be directed by the Committee. If the Company is required to obtain from any U.S. commission or agency authority to issue any such shares, the Company shall seek to obtain such authority. Inability of the Company to obtain from any commission or agency (whether U.S. or foreign) authority which the Company’s General Counsel or his designee deems necessary for the lawful issuance of any such shares shall relieve the Company from liability to any participant in the Plan except to return to him the amount of his payroll deductions under the Plan which would have otherwise been used upon exercise of the relevant option. Except as hereinafter provided, for a period of six months (or such other period as the Committee may from time to time specify with respect to a particular grant of options) after the Date of Exercise of an option (the “Restriction Period”), the shares of Stock issued in connection with such exercise may not be sold, assigned, pledged, exchanged, hypothecated or otherwise transferred, encumbered or disposed of by the optionee who has purchased such shares; provided, however, that such restriction shall not apply to the transfer, exchange or conversion of such shares of Stock pursuant to a merger, consolidation or other plan of reorganization of the Company, but the stock, securities or other property (other than cash) received upon any such transfer, exchange or conversion shall also become subject to the same transfer restrictions applicable to the original shares of Stock, and shall be held by the custodian, pursuant to the provisions hereof. Upon the expiration of such Restriction Period, the transfer restrictions set forth in this subparagraph 7(c) shall cease to apply and the optionee may, pursuant to procedures established by the Committee and the custodian, direct the sale of some or all of the whole shares of Stock in his Company stock account that are not then subject to transfer restrictions and request payment of the net proceeds from such sale. Unless sold by the custodian, the shares of Stock in an optionee’s Company stock account shall be held by the custodian for a period of two years following the date of grant. Further, upon the termination of the optionee’s employment with the Company and its parent or subsidiary corporations by reason of death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code), the transfer restrictions set forth in this subparagraph 7(c) shall cease to apply and the custodian shall, upon the request of such optionee (or as applicable, such optionee’s personal representative), deliver to such optionee a certificate issued in his name representing (or otherwise credit to an account of such optionee) the aggregate whole number of shares of Stock in his Company stock account under the Plan. At the time of distribution of such shares, any fractional share in such Company stock account shall be converted to cash based on the fair market value of the Stock on the date of distribution and such cash shall be paid to the optionee. The Committee may cause the Stock issued in connection with the exercise of options under the Plan to bear such legends or other appropriate restrictions, and the Committee may take such other actions, as it deems appropriate in order to reflect the transfer restrictions set forth in this subparagraph 7(c) and to assure compliance with applicable laws.

8. Withdrawal from the Plan.

(a) General Statement. Any participant may withdraw in whole from the Plan at any time prior to the Date of Exercise relating to a particular Option Period. Partial withdrawals shall not be permitted. A participant who wishes to withdraw from the Plan must timely deliver to the Company a notice of withdrawal in a form prepared by the Company. The Company, promptly following the time when the notice of withdrawal is delivered, shall refund to the participant the amount of his payroll deductions under the Plan which have not yet been otherwise returned to him or used upon exercise of options; and thereupon, automatically and without any further act on his part, his payroll deduction authorization and his interest in unexercised options under the Plan shall terminate.

(b) Eligibility Following Withdrawal. A participant who withdraws from the Plan shall be eligible to participate again in the Plan upon expiration of the Option Period during which he withdrew (provided that he is otherwise eligible to participate in the Plan at such time).

9. Termination of Employment.

(a) General Statement. Except as provided in subparagraph 9(b), if the employment of a participant terminates for any reason whatsoever, then his participation in the Plan automatically and without any act on his part shall terminate as of the date of the termination of his employment. The Company shall promptly refund to him the amount of his payroll deductions under the Plan which have not yet been otherwise returned to him or used upon exercise of options, and thereupon his interest in unexercised options under the Plan shall terminate.

(b) Termination by Death or Disability. If the employment of a participant terminates due to (i) death or (ii) permanent and total disability (within the meaning of Section 22(e)(3) of the Code), the participant, or (in the event of the participant’s death) the participant’s designated beneficiary, as applicable, will have the right to elect, no later than 10 days prior to the last day of the Option Period during which such retirement, death or disability occurred, either to:

(1) withdraw all of the accumulated unused payroll deductions and shares of Stock credited to the participant’s account under the Plan (whether or not the Restriction Period with respect to such shares has expired); or

(2) exercise the participant’s option for the purchase of Stock on the last day of the Option Period during which termination of employment occurs for the purchase of the number of full shares of Stock which the accumulated payroll deductions at the date of the participant’s termination of employment will purchase at the applicable Option Price (subject to subparagraph 6(e)), with any excess cash in such account to be returned to the participant or such designated beneficiary.

The participant or, if applicable, such designated beneficiary, must make such election by giving written notice to the Committee in such manner as the Committee prescribes. In the event that no such written notice of election is timely received by the Committee, the participant or designated beneficiary will automatically be deemed to have elected as set forth in clause (2) above, and promptly after the exercise so described in clause (2) above, all shares of Stock in such participant’s account under the Plan will be distributed to the participant or such designated beneficiary.

(c) Beneficiary Designation. Each participant shall have the right to designate a beneficiary to exercise the rights specified in subparagraph 9(b) in the event of such participant’s death. Any designation (or change in designation) of a beneficiary must be filed with the Committee in a time and manner designated by the Committee in order to be effective. Any such designation of a beneficiary may be revoked by the participant by filing a later valid designation or an instrument of revocation with the Committee in a time and manner designated by the Committee. If no beneficiary is designated, the designated beneficiary will be deemed to be the participant’s personal representative.

      10. Restriction Upon Assignment of Option. An option granted under the Plan shall not be transferable otherwise than by will or the laws of descent and distribution. Subject to subparagraph 9(b), each option shall be exercisable, during his lifetime, only by the employee to whom granted. The Company shall not recognize and shall be under no duty to recognize any assignment or purported assignment by an employee of his option or of any rights under his option or under the Plan.

      11. No Rights of Stockholder Until Exercise of Option. With respect to shares of Stock subject to an option, an optionee shall not be deemed to be a stockholder, and he shall not have any of the rights or privileges of a stockholder, until such option has been exercised. With respect to an individual’s Stock held by the custodian pursuant to subparagraph 7(c), the custodian shall, as soon as practicable, pay the individual any cash dividends attributable thereto and shall, in accordance with procedures adopted by the custodian, facilitate the individual’s voting rights attributable thereto.

      12. Changes in Stock; Adjustments. Whenever any change is made in the Stock, by reason of a stock dividend or by reason of subdivision, stock split, reverse stock split, recapitalization, reorganization, combination, reclassification of shares or other similar change, appropriate action will be taken by the Committee to adjust accordingly the number of shares subject to the Plan, the maximum number of shares that may be subject to any option, and the number and Option Price of shares subject to options outstanding under the Plan.

      If the Company shall not be the surviving corporation in any merger or consolidation (or survives only as a subsidiary of another entity), or if the Company is to be dissolved or liquidated, then, unless a surviving corporation assumes or substitutes new options (within the meaning of Section 424(a) of the Code) for all options then outstanding, (i) the Date of Exercise for all options then outstanding shall be accelerated to a date fixed by the Committee prior to the effective date of such merger or consolidation or such dissolution or liquidation and (ii) upon such effective date any unexercised options shall expire and the Company promptly shall refund to each participant the amount of such participant’s payroll deductions under the Plan which have not yet been otherwise returned to him or used upon exercise of options.

      13. Use of Funds; No Interest Paid. All funds received or held by the Company under the Plan shall be included in the general funds of the Company free of any trust or other restriction, and may be used for any corporate purpose. No interest shall be paid or credited to any participant.

      14. Term of the Plan. The Plan shall be effective upon the date of its adoption by the Board, provided the Plan is approved by the stockholders of the Company within 12 months thereafter. Notwithstanding any provision in the Plan, no option granted under the Plan shall be exercisable prior to such stockholder approval, and, if the stockholders of the Company do not approve the Plan by the Date of Exercise of the first option granted hereunder, then the Plan shall automatically terminate, no options may be exercised thereunder and the Company promptly shall refund to each participant the amount of such participant’s payroll deductions under the Plan; and thereupon, automatically and without any further act on his part, his payroll deduction authorization and his interest in unexercised options under the Plan shall terminate. Except with respect to options then outstanding, if not sooner terminated under the provisions of paragraph 15, the Plan shall terminate upon and no further payroll deductions shall be made and no further options shall be granted after December 31, 2013.

      15. Amendment or Termination of the Plan. The Board in its discretion may terminate the Plan at any time with respect to any Stock for which options have not theretofore been granted. The Board and the Committee shall each have the right to alter or amend the Plan or any part thereof from time to time; provided, however, that no change in any option theretofore granted may be made that would impair the rights of the optionee without the consent of such optionee.

      16. Securities Laws. The Company shall not be obligated to issue any Stock pursuant to any option granted under the Plan at any time when the offer, issuance or sale of shares covered by such option has not been registered under the Securities Act of 1933, as amended, or does not comply with such other state, federal or foreign laws, rules or regulations, or the requirements of any stock exchange upon which the Stock may then be listed, as the Company or the Committee deems applicable and, in the opinion of legal counsel for the Company, there is no exemption from the requirements of such laws, rules, regulations or requirements available for the offer, issuance and sale of such shares. Further, all Stock acquired pursuant to the Plan shall be subject to the Company’s policies concerning compliance with securities laws and regulations, as such policies may be amended from time to time. The terms and conditions of options granted hereunder to, and the purchase of shares by, persons subject to Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shall comply with any applicable provisions of Rule 16b-3. As to such persons, this Plan shall be deemed to contain, and such options shall contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required from time to time by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

      17. No Restriction on Corporate Action. Nothing contained in the Plan shall be construed to prevent the Company or any subsidiary from taking any corporate action that is deemed by the Company or such subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any option granted under the Plan. No employee, beneficiary or other person shall have any claim against the Company or any subsidiary as a result of any such action.

      18. Miscellaneous Provisions.

(a) Parent and Subsidiary Corporations. For all purposes of the Plan, a corporation shall be considered to be a parent or subsidiary corporation of the Company only if such corporation is a parent or subsidiary corporation of the Company within the meaning of Sections 424(e) or (f) of the Code.

(b) Number and Gender. Wherever appropriate herein, words used in the singular shall be considered to include the plural and words used in the plural shall be considered to include the singular. The masculine gender, where appearing in the Plan, shall be deemed to include the feminine gender.

(c) Headings. The headings and subheadings in the Plan are included solely for convenience, and if there is any conflict between such headings or subheadings and the text of the Plan, the text shall control.

(d) Not a Contract of Employment; No Acquired Rights. The adoption and maintenance of the Plan shall not be deemed to be a contract between the Company or any Participating Company and any person or to be consideration for the employment of any person. Participation in the Plan at any given time shall not be deemed to create the right to participate in the Plan, or any other arrangement permitting an employee of the Company or any Participating Company to purchase Stock at a discount, in the future. The rights and obligations under any participant’s terms of employment with the Company or any Participating Company shall not be affected by participation in the Plan. Nothing herein contained shall be deemed to give any person the right to be retained in the employ of the Company or any Participating Company or to restrict the right of the Company or any Participating Company to discharge any person at any time, nor shall the Plan be deemed to give the Company or any Participating Company the right to require any person to remain in the employ of the Company or such Participating Company or to restrict any person’s right to terminate his employment at any time. The Plan shall not afford any participant any additional right to compensation as a result of the termination of such participant’s employment for any reason whatsoever.

(e) Compliance with Applicable Laws. The Company’s obligation to offer, issue, sell or deliver Stock under the Plan is at all times subject to all approvals of and compliance with any governmental authorities (whether domestic or foreign) required in connection with the authorization, offer, issuance, sale or delivery of Stock as well as all federal, state, local and foreign laws. Without limiting the scope of the preceding sentence, and notwithstanding any other provision in the Plan, the Company shall not be obligated to grant options or to offer, issue, sell or deliver Stock under the Plan to any employee who is a citizen or resident of a jurisdiction the laws of which, for reasons of its public policy, prohibit the Company from taking any such action with respect to such employee.

(f) Severability. If any provision of the Plan shall be held illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining provisions hereof; instead, each provision shall be fully severable and the Plan shall be construed and enforced as if said illegal or invalid provision had never been included herein.

(g) Governing Law. All provisions of the Plan shall be construed in accordance with the laws of Texas except to the extent preempted by federal law.

EXPRESSJET HOLDINGS, INC.
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
MAY 7, 2003
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby authorizes Thomas E. Schick, James B. Ream and John F. Wombwell, and each of them, with full power of substitution, to represent and vote the stock of the undersigned in ExpressJet Holdings, Inc. as directed and, in their sole discretion, on all other matters that may properly come before the Annual Meeting of Stockholders to be held on May 7, 2003, and at any adjournments thereof, as if the undersigned were present and voting thereat. The undersigned acknowledges receipt of the notice of annual meeting and proxy statement with respect to such annual meeting and certifies that, to the knowledge of the undersigned, all equity securities of ExpressJet Holdings, Inc. owned of record or beneficially by the undersigned are owned and controlled only by U.S. citizens (as defined in the proxy statement), except as indicated on the reverse side hereof.

     WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE VOTE YOUR SHARES. AS EXPLAINED ON THE OTHER SIDE OF THIS PROXY, YOU MAY VOTE BY INTERNET OR BY TELEPHONE, OR YOU MAY EXECUTE AND RETURN THIS PROXY, WHICH MAY BE REVOKED AT ANY TIME PRIOR TO ITS USE.

     This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF THEDIRECTOR NAMED ON THE OTHER SIDE OF THIS PROXY (PROPOSAL 1), “FOR” THE APPROVAL OF THE STOCK INCENTIVE PLAN (PROPOSAL 2), “FOR” THE APPROVAL OF THE EMPLOYEE STOCK PURCHASE PLAN (PROPOSAL 3) AND “FOR” THE RATIFICATION OF INDEPENDENT AUDITORS (PROPOSAL 4).

(CONTINUED AND TO BE SIGNED ON OTHER SIDE)

ADDRESS CHANGE/COMMENTS (MARK THE CORRESPONDING BOX ON THE REVERSE SIDE)

o FOLD AND DETACH HERE o

PLEASE MARK HERE FOR ADDRESS CHANGE OR COMMENTS SEE REVERSE SIDE	☐

FOR NOMINEE
LISTED TO THE
	LEFT (except as		WITHHOLD AUTHORITY
	marked to the		to vote for nominee
	contrary)		listed to the left

1. Election of Director:	☐		☐

01 Janet M. Clarke		FOR	AGAINST	ABSTAIN

2. Approve 2002 Stock Incentive Plan:		☐	☐	☐

		FOR	AGAINST	ABSTAIN

3. Approve 2003 Employee Stock Purchase Plan:		☐	☐	☐

		FOR	AGAINST	ABSTAIN

4. Ratification of Independent Auditors:		☐	☐	☐

Please mark this box ONLY if stock owned of record or beneficially by you is owned or controlled by persons who are not U.S. citizens (as defined in the Proxy Statement). ☐

Please disregard the following if you have previously provided your consent decision.

By checking the box to the right, I consent to future delivery of annual reports, proxy statements, prospectuses and other materials and shareholder communications electronically via the Internet at a webpage which will be disclosed to me. I understand that the Company may no longer distribute printed materials to me from any future shareholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company’s transfer agent, Mellon Investor Services LLC, Ridgefield Park, NJ 07660 and that costs normally associated with electronic delivery, such as usage and telephone charges as well as any costs I may incur in printing documents, will be my responsibility. ☐

SIGNATURE	SIGNATURE	DATE

NOTE: PLEASE SIGN AS NAME APPEARS HEREON. JOINT OWNERS SHOULD EACH SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

o FOLD AND DETACH HERE o

VOTE BY INTERNET OR TELEPHONE OR MAIL
24 HOURS A DAY, 7 DAYS A WEEK

INTERNET AND TELEPHONE VOTING IS AVAILABLE THROUGH
11PM EASTERN TIME THE DAY PRIOR TO ANNUAL MEETING DAY.

YOUR INTERNET OR TELEPHONE VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES
IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

INTERNET http://www.eproxy.com/xjt	OR	TELEPHONE 1-800-435-6710	OR	MAIL

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot		Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.		Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE,
YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.

YOU CAN VIEW THE ANNUAL REPORT AND PROXY STATEMENT
ON THE INTERNET AT www.expressjet.com